-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 1, 1998


     Morgan Stanley Capital I Inc., as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-1.

                        MORGAN STANLEY CAPITAL I INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware              333-45467       13-3291626
     ----------------------------  -----------    ------------------
     (State or Other Jurisdiction  (Commission    (I.R.S. Employer
          of Incorporation)        File Number)   Identification No.)


1585 Broadway
New York, New York                                  10036
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 703-4000
                                                   --------------


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Item 5.  Other Events.
----     ------------

Filing of Pooling and Servicing Agreement.
-----------------------------------------

     On March 30,, 1998, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, NOVUS Financial Corporation, as seller and servicer ("NOVUS"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-1. The Pooling and Servicing Agreement, without Schedules I or II thereto, is annexed hereto as Exhibit 99.1.



Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement, dated as of March 1, 1998, by and among the Company, NOVUS and the Trustee, without Schedules I or II.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY CAPITAL I INC.


                              By: /s/ Sanjeev Khanna
                                  ----------------------
                                  Sanjeev Khanna
                                  Vice President



Dated:  June 1, 1998



                               Exhibit Index
                               -------------

Exhibit                                                               Page
-------                                                               ----

99.1             Pooling and Servicing Agreement,
                 dated as of March 1, 1998, by and
                 among the Company, NOVUS and the
                 Trustee, without Schedules I or II.                    6




                                EXHIBIT 99.1
                                ------------

                                                               EXECUTION COPY



                        Morgan Stanley Capital I Inc.,

                                  Depositor

                                     and

                         NOVUS Financial Corporation

                             Seller and Servicer

                                     and

                         Norwest Bank Minnesota, N.A.

                                   Trustee



                       POOLING AND SERVICING AGREEMENT

                          Dated as of March 1, 1998

                       ________________________________

                               $230,082,601.80

                      Mortgage Pass-Through Certificates

                                Series 1998-1




                             TABLE OF CONTENTS
                             -----------------

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 DEFINITIONS

     SECTION 1.01.  Defined Terms . . . . . . . . . . . . . . . . . . . .   3
          Accrual Period  . . . . . . . . . . . . . . . . . . . . . . . .   3
          Accrued Certificate Interest  . . . . . . . . . . . . . . . . .   3
          Acquisition Date  . . . . . . . . . . . . . . . . . . . . . . .   3
          Additional Collateral . . . . . . . . . . . . . . . . . . . . .   3
          Adjusted Simple Interest Shortfall  . . . . . . . . . . . . . .   3
          Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
          Appraised Value . . . . . . . . . . . . . . . . . . . . . . . .   4
          Authenticating Agent  . . . . . . . . . . . . . . . . . . . . .   4
          Available Distribution Amount . . . . . . . . . . . . . . . . .   4
          Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . . . .   4
          Balloon Payment . . . . . . . . . . . . . . . . . . . . . . . .   5
          Bankruptcy Amount . . . . . . . . . . . . . . . . . . . . . . .   5
          Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . .   5
          Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . . .   5
          Book-Entry Certificate  . . . . . . . . . . . . . . . . . . . .   6
          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate Balance . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate Group . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificateholder" or "Holder . . . . . . . . . . . . . . . . .   6
          Certificate Owner . . . . . . . . . . . . . . . . . . . . . . .   6
          Certificate Register" and "Certificate Registrar  . . . . . . .   7
          Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
          Class A Certificates  . . . . . . . . . . . . . . . . . . . . .   7
          Class A Principal Distribution Amount . . . . . . . . . . . . .   7
          Class A-1 Certificate . . . . . . . . . . . . . . . . . . . . .   8
          Class A-2 Certificate . . . . . . . . . . . . . . . . . . . . .   9
          Class A-3 Certificate . . . . . . . . . . . . . . . . . . . . .   9
          Class A-4 Certificate . . . . . . . . . . . . . . . . . . . . .   9
          Class A-4 Percentage  . . . . . . . . . . . . . . . . . . . . .   9
          Class A-4 Percentage Amount . . . . . . . . . . . . . . . . . .   9
          Class A-4 Prepayment Shift Percentage . . . . . . . . . . . . .  10
          Class A-4 Scheduled Percentage  . . . . . . . . . . . . . . . .  10
          Class A-5 Certificate . . . . . . . . . . . . . . . . . . . . .  10
          Class B Certificates  . . . . . . . . . . . . . . . . . . . . .  10
          Class B Percentage  . . . . . . . . . . . . . . . . . . . . . .  11
          Class B Principal Distribution Amount . . . . . . . . . . . . .  11
          Class B-1 Certificate . . . . . . . . . . . . . . . . . . . . .  11
          Class B-1 Percentage  . . . . . . . . . . . . . . . . . . . . .  11
          Class B-2 Certificate . . . . . . . . . . . . . . . . . . . . .  11
          Class B-2 Percentage  . . . . . . . . . . . . . . . . . . . . .  11
          Class B-3 Certificate . . . . . . . . . . . . . . . . . . . . .  11
          Class B-3 Percentage  . . . . . . . . . . . . . . . . . . . . .  11
          Class B-4 Certificate . . . . . . . . . . . . . . . . . . . . .  12
          Class B-4 Percentage  . . . . . . . . . . . . . . . . . . . . .  12
          Class B-5 Certificate . . . . . . . . . . . . . . . . . . . . .  12
          Class B-5 Percentage  . . . . . . . . . . . . . . . . . . . . .  12
          Class B-6 Certificate . . . . . . . . . . . . . . . . . . . . .  12
          Class B-6 Percentage  . . . . . . . . . . . . . . . . . . . . .  12
          Class B-7 Certificate . . . . . . . . . . . . . . . . . . . . .  12
          Class B-7 Percentage  . . . . . . . . . . . . . . . . . . . . .  12
          Class B-8 Certificate . . . . . . . . . . . . . . . . . . . . .  12
          Class B-8 Percentage  . . . . . . . . . . . . . . . . . . . . .  12
          Class Balance . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Class R Certificate . . . . . . . . . . . . . . . . . . . . . .  13
          Class Distribution Factor . . . . . . . . . . . . . . . . . . .  13
          Class Factor  . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Class PO Additional Distribution Amount . . . . . . . . . . . .  13
          Class PO Principal Distribution Amount  . . . . . . . . . . . .  13
          Class PO Certificate  . . . . . . . . . . . . . . . . . . . . .  14
          Class X Certificate . . . . . . . . . . . . . . . . . . . . . .  14
          Class X-1 Certificate . . . . . . . . . . . . . . . . . . . . .  14
          Class X-2 Certificate . . . . . . . . . . . . . . . . . . . . .  14
          Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Collection Account  . . . . . . . . . . . . . . . . . . . . . .  14
          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . .  14
          Credit File . . . . . . . . . . . . . . . . . . . . . . . . . .  14
          Credit Support Depletion Date . . . . . . . . . . . . . . . . .  14
          Credit Support Percentage . . . . . . . . . . . . . . . . . . .  14
          Custodial Agreement . . . . . . . . . . . . . . . . . . . . . .  14
          Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Cut-off Date Balance  . . . . . . . . . . . . . . . . . . . . .  15
          Debt Service Reduction  . . . . . . . . . . . . . . . . . . . .  15
          Default Loss  . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Defaulted Mortgage Loan . . . . . . . . . . . . . . . . . . . .  15
          Deficient Valuation . . . . . . . . . . . . . . . . . . . . . .  15
          Definitive Certificate  . . . . . . . . . . . . . . . . . . . .  15
          Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Depository  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          Depository Participant  . . . . . . . . . . . . . . . . . . . .  16
          Determination Date  . . . . . . . . . . . . . . . . . . . . . .  16
          Discount Fraction . . . . . . . . . . . . . . . . . . . . . . .  16
          Discount Mortgage Loan  . . . . . . . . . . . . . . . . . . . .  16
          Disqualified Organization . . . . . . . . . . . . . . . . . . .  16
          Distribution Account  . . . . . . . . . . . . . . . . . . . . .  16
          Distribution Date . . . . . . . . . . . . . . . . . . . . . . .  16
          Dual Collateral Loan  . . . . . . . . . . . . . . . . . . . . .  16
          Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Due Period  . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Eligible Account  . . . . . . . . . . . . . . . . . . . . . . .  17
          Escrow Accounts . . . . . . . . . . . . . . . . . . . . . . . .  17
          Escrow Payment  . . . . . . . . . . . . . . . . . . . . . . . .  17
          Event of Default  . . . . . . . . . . . . . . . . . . . . . . .  17
          Excess Bankruptcy Loss  . . . . . . . . . . . . . . . . . . . .  17
          Excess Fraud Loss . . . . . . . . . . . . . . . . . . . . . . .  17
          Excess Losses . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Excess Special Hazard Loss  . . . . . . . . . . . . . . . . . .  18
          Extraordinary Events  . . . . . . . . . . . . . . . . . . . . .  18
          Extraordinary Losses  . . . . . . . . . . . . . . . . . . . . .  18
          FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Final Recovery Determination  . . . . . . . . . . . . . . . . .  19
          FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
          Fraud Loss Amount . . . . . . . . . . . . . . . . . . . . . . .  19
          Fraud Losses  . . . . . . . . . . . . . . . . . . . . . . . . .  19
          Group 1 Certificates  . . . . . . . . . . . . . . . . . . . . .  19
          Group 1 Mortgage Loans  . . . . . . . . . . . . . . . . . . . .  19
          Group 2 Certificates  . . . . . . . . . . . . . . . . . . . . .  19
          Group 2 Mortgage Loans  . . . . . . . . . . . . . . . . . . . .  19
          Independent . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . .  20
          Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . .  20
          Interested Person . . . . . . . . . . . . . . . . . . . . . . .  20
          Issue Price . . . . . . . . . . . . . . . . . . . . . . . . . .  20
          Late Collections  . . . . . . . . . . . . . . . . . . . . . . .  20
          Latest Possible Maturity Date . . . . . . . . . . . . . . . . .  20
          Liquidated Loan . . . . . . . . . . . . . . . . . . . . . . . .  20
          Liquidation Event . . . . . . . . . . . . . . . . . . . . . . .  21
          Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . .  21
          Loan Group  . . . . . . . . . . . . . . . . . . . . . . . . . .  21
          Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . .  21
          Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . .  21
          Monthly Payment . . . . . . . . . . . . . . . . . . . . . . . .  21
          Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgagee . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan Purchase Agreement  . . . . . . . . . . . . . . .  22
          Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . .  22
          Mortgage Loan Schedule 1  . . . . . . . . . . . . . . . . . . .  23
          Mortgage Loan Schedule 2  . . . . . . . . . . . . . . . . . . .  23
          Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . .  23
          Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . .  24
          Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
          Net Insurance Proceeds" and "Net Liquidation Proceeds . . . . .  24
          Net Interest Shortfalls . . . . . . . . . . . . . . . . . . . .  24
          Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . .  24
          Net Prepayment Interest Shortfalls  . . . . . . . . . . . . . .  25
          Net REO Revenues  . . . . . . . . . . . . . . . . . . . . . . .  25
          Net Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .  25
          Net Simple Interest Shortfall . . . . . . . . . . . . . . . . .  25
          Non-Discount Mortgage Loan  . . . . . . . . . . . . . . . . . .  25
          Non-Primary Residence Loans . . . . . . . . . . . . . . . . . .  26
          Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . .  26
          Nonrecoverable Servicing Advance  . . . . . . . . . . . . . . .  26
          Non-United States Person  . . . . . . . . . . . . . . . . . . .  26
          Officer's Certificate . . . . . . . . . . . . . . . . . . . . .  26
          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . .  26
          Original Applicable Support Percentage  . . . . . . . . . . . .  26
          Original Class Balance  . . . . . . . . . . . . . . . . . . . .  27
          OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
          Outside Reserve Fund  . . . . . . . . . . . . . . . . . . . . .  27
          Outstanding Mortgage Loan . . . . . . . . . . . . . . . . . . .  27
          Ownership Interest  . . . . . . . . . . . . . . . . . . . . . .  27
          Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . .  27
          Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . .  27
          Percentage Interest . . . . . . . . . . . . . . . . . . . . . .  27
          Permitted Investments . . . . . . . . . . . . . . . . . . . . .  28
          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
          Prepayment Assumption . . . . . . . . . . . . . . . . . . . . .  28
          Prepayment Distribution Percentage  . . . . . . . . . . . . . .  28
          Prepayment Distribution Trigger . . . . . . . . . . . . . . . .  29
          Prepayment Interest Shortfall . . . . . . . . . . . . . . . . .  29
          Primary Insurance Policy  . . . . . . . . . . . . . . . . . . .  29
          Principal Prepayment in Full  . . . . . . . . . . . . . . . . .  30
          Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . .  30
          Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Record Date . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          Regular Certificate . . . . . . . . . . . . . . . . . . . . . .  31
          Relief Act Reduction  . . . . . . . . . . . . . . . . . . . . .  31
          REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC Assets  . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . .  31
          REMIC Reserve Fund  . . . . . . . . . . . . . . . . . . . . . .  31
          Rents from Real Property  . . . . . . . . . . . . . . . . . . .  31
          REO Account . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REO Acquisition . . . . . . . . . . . . . . . . . . . . . . . .  31
          REO Disposition . . . . . . . . . . . . . . . . . . . . . . . .  31
          REO Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REO Property  . . . . . . . . . . . . . . . . . . . . . . . . .  31
          REO Revenues  . . . . . . . . . . . . . . . . . . . . . . . . .  32
          Request for Release . . . . . . . . . . . . . . . . . . . . . .  32
          Reserve Fund Draw Amount  . . . . . . . . . . . . . . . . . . .  32
          Reserve Fund Required Amount  . . . . . . . . . . . . . . . . .  32
          Responsible Officer . . . . . . . . . . . . . . . . . . . . . .  32
          Scheduled Principal Amount  . . . . . . . . . . . . . . . . . .  32
          Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
          Senior Accelerated Percentage . . . . . . . . . . . . . . . . .  33
          Senior Percentage . . . . . . . . . . . . . . . . . . . . . . .  33
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
          Servicer Remittance Date  . . . . . . . . . . . . . . . . . . .  35
          Servicing Advances  . . . . . . . . . . . . . . . . . . . . . .  35
          Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .  35
          Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . .  35
          Servicing Officer . . . . . . . . . . . . . . . . . . . . . . .  35
          Simple Interest Excess  . . . . . . . . . . . . . . . . . . . .  35
          Simple Interest Shortfall . . . . . . . . . . . . . . . . . . .  35
          Simple Interest Reserve Funds . . . . . . . . . . . . . . . . .  35
          Single Certificate  . . . . . . . . . . . . . . . . . . . . . .  35
          Special Hazard Amount . . . . . . . . . . . . . . . . . . . . .  35
          Special Hazard Loss . . . . . . . . . . . . . . . . . . . . . .  36
          Startup Day . . . . . . . . . . . . . . . . . . . . . . . . . .  36
          Stated Principal Balance  . . . . . . . . . . . . . . . . . . .  36
          Subordinate Percentage  . . . . . . . . . . . . . . . . . . . .  37
          Subordinated Prepayment Percentage  . . . . . . . . . . . . . .  37
          Subservicer . . . . . . . . . . . . . . . . . . . . . . . . . .  37
          Subservicer Remittance Date . . . . . . . . . . . . . . . . . .  38
          Subservicing Account  . . . . . . . . . . . . . . . . . . . . .  38
          Subservicing Agreement  . . . . . . . . . . . . . . . . . . . .  38
          Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . .  38
          Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          Trustee Fee . . . . . . . . . . . . . . . . . . . . . . . . . .  38
          Trustee Fee Rate. . . . . . . . . . . . . . . . . . . . . . . .  38
          UCC Financing Statement . . . . . . . . . . . . . . . . . . . .  38
          Uninsured Cause . . . . . . . . . . . . . . . . . . . . . . . .  39
          United States Person  . . . . . . . . . . . . . . . . . . . . .  39
          Unscheduled Collection Period . . . . . . . . . . . . . . . . .  39
          Unscheduled Principal Amount  . . . . . . . . . . . . . . . . .  39
          Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . .  39


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.  Conveyance of Mortgage Loans  . . . . . . . . . . . .  40
     SECTION 2.02.  Acceptance by Trustee . . . . . . . . . . . . . . . .  41
     SECTION 2.03.  Representations and Warranties of the Depositor and
                    the Servicer  . . . . . . . . . . . . . . . . . . . .  42
     SECTION 2.04.  Repurchase of Mortgage Loans for Breaches of
                    Representation and Warranty.  . . . . . . . . . . . .  46
     SECTION 2.05.  Execution of Certificates . . . . . . . . . . . . . .  48
     SECTION 2.06.  Miscellaneous REMIC Provisions  . . . . . . . . . . .  48


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF THE TRUST FUND

     SECTION 3.01.  Servicer to Act as Servicer; Administration of the
                    Trust Fund  . . . . . . . . . . . . . . . . . . . . .  50
     SECTION 3.02.  Collection of Certain Mortgage Loan Payments  . . . .  52
     SECTION 3.03.  Establishment of and Deposits to Escrow Account.  . .  53
     SECTION 3.04.  Permitted Withdrawals From Escrow Account.  . . . . .  54
     SECTION 3.05.  Establishment of and Deposits to Collection Account .  55
     SECTION 3.06.  Permitted Withdrawals From Collection Account.  . . .  56
     SECTION 3.07.  Protection of Accounts; Permitted Investments . . . .  57
     SECTION 3.08.  Maintenance of Omission and Fidelity Coverage.  . . .  58
     SECTION 3.09.  Maintenance of the Primary Insurance Policies;
                    Collections Thereunder. . . . . . . . . . . . . . . .  58
     SECTION 3.10.  Maintenance of Primary Hazard Insurance.  . . . . . .  58
     SECTION 3.11.  Enforcement of Due-On-Sale Clauses; Assumption
                    Agreements  . . . . . . . . . . . . . . . . . . . . .  59
     SECTION 3.12.  Realization Upon Defaulted Mortgage Loans . . . . . .  60
     SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files . . .  63
     SECTION 3.14.  Servicing Compensation  . . . . . . . . . . . . . . .  64
     SECTION 3.15.  (RESERVED)  . . . . . . . . . . . . . . . . . . . . .  65
     SECTION 3.16.  Annual Statement as to Compliance . . . . . . . . . .  65
     SECTION 3.17.  Reports by Independent Public Accountants . . . . . .  65
     SECTION 3.18.  Access to Certain Documentation . . . . . . . . . . .  65
     SECTION 3.19.  Title, Conservation and Disposition of REO
                    Property  . . . . . . . . . . . . . . . . . . . . . .  66
     SECTION 3.20.  Reduction of Servicing Compensation to Cover
                    Prepayment Interest Shortfalls and Simple Interest
                    Shortfalls. . . . . . . . . . . . . . . . . . . . . .  67
     SECTION 3.21.  Subservicing Agreements Between Servicer and
                    Subservicers  . . . . . . . . . . . . . . . . . . . .  67
     SECTION 3.22.  Successor Subservicers  . . . . . . . . . . . . . . .  68
     SECTION 3.23.  Liability of the Servicer.  . . . . . . . . . . . . .  69
     SECTION 3.24.  No Contractual Relationship Between Subservicers and
                    Trust Fund. . . . . . . . . . . . . . . . . . . . . .  69
     SECTION 3.25.  Assumption or Termination of Subservicing Agreements
                    by Trustee. . . . . . . . . . . . . . . . . . . . . .  69
     SECTION 3.26.  Subservicing Accounts.  . . . . . . . . . . . . . . .  70
     SECTION 3.27.  Simple Interest Reserve Funds . . . . . . . . . . . .  71
     SECTION 3.28.  Year 2000 Compliance. . . . . . . . . . . . . . . . .  72


                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01.  Distributions . . . . . . . . . . . . . . . . . . . .  74
     SECTION 4.02.  Statements to Certificateholders  . . . . . . . . . .  80
     SECTION 4.03.  Advances  . . . . . . . . . . . . . . . . . . . . . .  83
     SECTION 4.04.  Allocation of Realized Losses . . . . . . . . . . . .  84
     SECTION 4.05.  Reports of Foreclosures and Abandonment of Mortgaged
                    Property  . . . . . . . . . . . . . . . . . . . . . .  85


                                  ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01.  The Certificates  . . . . . . . . . . . . . . . . . .  87
     SECTION 5.02.  Registration of Transfer and Exchange of
                    Certificates  . . . . . . . . . . . . . . . . . . . .  89
     SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates . .  92
     SECTION 5.04.  Persons Deemed Owners . . . . . . . . . . . . . . . .  93
     SECTION 5.05.  Appointment of Paying Agent . . . . . . . . . . . . .  93


                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

     SECTION 6.01.  Liability of the Depositor and the Servicer . . . . .  94
     SECTION 6.02.  Merger, Consolidation or Conversion of the Depositor
                    or the Servicer . . . . . . . . . . . . . . . . . . .  94
     SECTION 6.03.  Limitation on Liability of the Depositor, the
                    Servicer and Others . . . . . . . . . . . . . . . . .  94
     SECTION 6.04.  Servicer Not to Resign  . . . . . . . . . . . . . . .  95
     SECTION 6.05.  Rights of the Depositor in Respect of
                    the Servicer  . . . . . . . . . . . . . . . . . . . .  96


                                 ARTICLE VII

                                   DEFAULT

     SECTION 7.01.  Events of Default . . . . . . . . . . . . . . . . . .  97
     SECTION 7.02.  Trustee to Act; Appointment of
                    Successor . . . . . . . . . . . . . . . . . . . . . .  99
     SECTION 7.03.  Notification to Certificateholders  . . . . . . . . . 100
     SECTION 7.04.  Waiver of Events of Default . . . . . . . . . . . . . 100
     SECTION 7.05.  Additional Remedies of Trustee Upon
                    Event of Default  . . . . . . . . . . . . . . . . . . 100


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01.  Duties of Trustee . . . . . . . . . . . . . . . . . . 102
     SECTION 8.02.  Certain Matters Affecting the Trustee . . . . . . . . 103
     SECTION 8.03.  Trustee Not Liable for Certificates or
                    Mortgage Loans.   . . . . . . . . . . . . . . . . . . 105
     SECTION 8.04.  Trustee May Own Certificates  . . . . . . . . . . . . 106
     SECTION 8.05.  Fees and Expenses of Trustee;
                    Indemnification of Trustee  . . . . . . . . . . . . . 106
     SECTION 8.06.  Eligibility Requirements for Trustee  . . . . . . . . 107
     SECTION 8.07.  Resignation and Removal of the Trustee  . . . . . . . 108
     SECTION 8.08.  Successor Trustee . . . . . . . . . . . . . . . . . . 109
     SECTION 8.09.  Merger or Consolidation of Trustee  . . . . . . . . . 109
     SECTION 8.10.  Appointment of Co-Trustee or Separate
                    Trustee . . . . . . . . . . . . . . . . . . . . . . . 110
     SECTION 8.11.  Appointment of Custodians . . . . . . . . . . . . . . 110
     SECTION 8.12.  Representations and Warranties of the
                    Trustee . . . . . . . . . . . . . . . . . . . . . . . 111
     SECTION 8.13.  Authenticating Agents.  . . . . . . . . . . . . . . . 112
     SECTION 8.14   Reports to the Securities and Exchange
                    Commission  . . . . . . . . . . . . . . . . . . . . . 113


                                  ARTICLE IX

                                 TERMINATION

     SECTION 9.01.  Termination Upon Repurchase or
                    Liquidation of All Mortgage Loans . . . . . . . . . . 115
     SECTION 9.02.  Additional Termination Requirements . . . . . . . . . 117


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION 10.01.  Amendment  . . . . . . . . . . . . . . . . . . . . . 118
     SECTION 10.02.  Recordation of Agreement; Counterparts . . . . . . . 119
     SECTION 10.03.  Limitation on Rights of Certificateholders . . . . . 120
     SECTION 10.04.  Governing Law  . . . . . . . . . . . . . . . . . . . 121
     SECTION 10.05.  Notices  . . . . . . . . . . . . . . . . . . . . . . 121
     SECTION 10.06.  Severability of Provisions . . . . . . . . . . . . . 122
     SECTION 10.07.  Grant of a Security Interest . . . . . . . . . . . . 122
     SECTION 10.08.  Successors and Assigns . . . . . . . . . . . . . . . 123
     SECTION 10.09.  Article and Section Headings . . . . . . . . . . . . 123
     SECTION 10.10.  Notices to Rating Agencies . . . . . . . . . . . . . 123
     SECTION 10.11.  Servicer's Duties with Respect to Compliance with Certain REMIC Provisions  . . . . . . . . . . . 124

Schedule 1     List of Group 1 Mortgage Loans
Schedule 2     List of Group 2 Mortgage Loans
Exhibit A      Form of Certificates
Exhibit B      Form of Custodial Agreement
Exhibit C-1    Form of Transferor Certificate Pursuant to Section 5.02(b)(i)
Exhibit C-2    Form of Transferor Certificate Pursuant to Section 5.02(b)(i)
Exhibit C-3    Form of Transferor Certificate Pursuant to Section
               5.02(b)(ii)(B)
Exhibit C-4    Form of Transferee Certificate Pursuant to Section
               5.02(b)(ii)(C)
Exhibit D-1    Form of Transfer Affidavit Pursuant to Section 5.02(d)(i)
Exhibit D-2    Form of Transferor Certificate Pursuant to Section 5.02(d)(ii)
Exhibit E      Form of UCC-1
Exhibit F      Request for Release
Exhibit G      Form of Initial Certification
Exhibit H      Form of Interim Certification
Exhibit I      Form of Final Certification



          This Pooling and Servicing Agreement, dated and effective as of March 1, 1998, among Morgan Stanley Capital I Inc., as Depositor, Novus Financial Corporation, as Seller and Servicer, and Norwest Bank Minnesota, N.A., as Trustee.

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the Trustee will elect or shall cause an election to be made that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans, but excluding the Outside Reserve
Fund) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC"). The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          The following table sets forth the designation, Pass-Through Rate and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

   Class                                                                                    Original
Designation                              Pass-Through Rate                               Class Balance
Class A-1                                               6.75%                           $92,964,000.00
Class A-2                                               6.75                             17,439,000.00
Class A-3                                               6.75                             15,322,000.00
Class A-4                                               6.75                             15,350,000.00
Class A-5                                               6.75                             71,475,000.00
Class X-1                                              (1)                                     0.00(4)
Class X-2                                              (2)                                     0.00(5)
Class PO                                                0.00%(3)                            275,457.00
Class B-1                                               6.75                              5,752,000.00
Class B-2                                               6.75                              3,451,000.00
Class B-3                                               6.75                              2,301,000.00
Class B-4                                               6.75                              2,991,000.00
Class B-5                                               6.75                              1,151,000.00
Class B-6                                               6.75                                345,223.00
Class B-7                                               6.75                                460,297.00
Class B-8                                               6.75                                805,524.80
Class R                                                 6.75                                    100.00

_________________________
(1) The Pass-Through Rate for Class X-1 Certificates for any Distribution Date will equal the excess of the Weighted Average Net Mortgage Rate on the Group 1 Mortgage Loans over 6.75%
(2) The Pass-Through Rate for Class X-2 Certificates for any Distribution Date will equal the excess of the Weighted Average Net Mortgage Rate on the Group 2 Mortgage Loans over 6.75%
(3) The Class PO Certificates will receive principal only and will not be entitled to any distribution of interest.
(4) Interest on the Class X-1 Certificates will be calculated based on the related Notional Balance.
(5) Interest on the Class X-2 Certificates will be calculated based on the related Notional Balance.


          The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class X-1, Class X-2, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates will be designated as regular interests in the REMIC created hereunder. The Class R Certificates will be designated as the sole class of residual interest in the REMIC created hereunder.

          As of close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to $230,082,601.80.

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer, and the Trustee agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

          SECTION 1.01.  Defined Terms.

          Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

          "Accrual Period":   With respect to each Class  of Certificates and
any Distribution  Date, the  month preceding the  month of  such Distribution
Date.

          "Accrued Certificate Interest": With respect to each Distribution Date, as to the Class of Certificates (other than the Class PO Certificates), thirty days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Balance (or the related Notional Balance in the case of the Class X Certificates) during the related Accrual Period reduced by Net Interest Shortfalls for such Distribution Date.

          "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

          "Additional Collateral": With respect to any Dual Collateral Loan, the marketable securities held from time to time as security for the repayment of such Dual Collateral Loan and any related collateral.

          "Adjusted Simple Interest Shortfall": With respect to each Distribution Date, the excess, if any, of the aggregate Simple Interest Shortfalls for such Distribution Date over amounts available for withdrawal on such Distribution Date from the Simple Interest Reserve Funds.

          "Advance":   As to any Mortgage Loan or  REO Loan, any advance made
by the Servicer on any Servicer Remittance Date pursuant to Section 4.03.

          "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement":     This  Pooling  and  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

          "Appraised Value": As to any Mortgaged Property and as of any date of determination, the lesser of (i) the appraised value of a Mortgaged Property based upon the appraisal made at the time of origination of the related Mortgage Loan, and (ii) the sale price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determination above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 8.13.

          "Available Distribution Amount": With respect to any Distribution Date and either Loan Group, an amount equal to (a) the sum of (i) the amount on deposit in the related sub-account of the Collection Account as of the close of business of the last day of the related Unscheduled Collection Period, including, any Principal Prepayments in Full (together with any related payments of interest to the date of payment thereof), Liquidation Proceeds or Insurance Proceeds received during the related Unscheduled Collection Period with respect to the Mortgage Loans in the related Loan Group, (ii) the aggregate amount of any Advances made by the Servicer with respect to the Mortgage Loans in the related Loan Group on the related Servicer Remittance Date pursuant to Section 4.03, (iii) any amounts required to be withdrawn from the Simple Interest Reserve Funds pursuant to Section
3.27 and (iv) the aggregate amount deposited by the Servicer in the related Distribution Account on the related Servicer Remittance Date pursuant to
Section 3.20 in connection with Prepayment Interest Shortfalls and Simple Interest Shortfalls, net of (b) the portion of the amount described in clause
(a)(i) hereof that represents one or more of the following: (i) Monthly Payments paid by the Mortgagors of Mortgage Loans in the related Loan Group after the related Scheduled Collection Period, (ii) any amounts payable or reimbursable to the Servicer from the related sub-account of the Collection Account pursuant to Section 3.06, or (iii) any amounts required to be deposited into the Simple Interest Reserve Funds pursuant to Section 3.27.

          "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

          "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

          "Bankruptcy Amount": As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess if any, of (A) $137,665 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.04. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of
(1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

          (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of
     (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Trust Fund as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Trust Fund divided by the total number of Outstanding Mortgage Loans in the Trust Fund as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated sequentially to one or more specific Classes of Certificates in accordance with Section 4.04 since the Relevant Anniversary.

          "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

          "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a
                                     --------  -------
Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction.

          "Book-Entry Certificate":   Any Certificate registered in  the name
of the Depository or its nominee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in Chicago, Illinois, New York, New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to remain closed.

          "Certificate": Any Class A Certificate, Class B Certificate, Class X Certificate, Class PO Certificate or Class R Certificate.

          "Certificate Balance": With respect to any Class of Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs.

          "Certificate Group": Either the Group 1 Certificates or the Group 2 Certificates.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Servicer, or any Affiliate thereof shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, except as otherwise provided in Sections 7.04 and 10.01. The Trustee shall be entitled to request and rely upon a certificate of the Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person.

          "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          "Certificate Register" and  "Certificate Registrar":   The register
maintained and the registrar appointed pursuant to Section 5.02.

          "Class":   Collectively, all  of the Certificates  bearing the same
capital letter designation.

          "Class A Certificates": The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

          "Class A  Principal  Distribution Amount":    With respect  to  any
Distribution Date and either Certificate Group, the sum of the following:

               (A) the Senior Percentage for such Certificate Group for such Distribution Date of the principal portion of each Monthly Payment due on the Due Date for each Outstanding Mortgage Loan in the related Loan Group occurring during the related Scheduled Collection Period (other than the Discount Fraction of the principal portion of any such Monthly Payment with respect to any Discount Mortgage Loan), and received during the month in which such Due Date falls, minus the principal portion of any Debt Service Reduction allocated to such Mortgage Loan (other than the Discount Fraction of the principal portion of any such Debt Service Reduction with respect to any Discount Mortgage Loan) which together with any other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the Senior Accelerated Percentage for such Certificate Group of the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the related Unscheduled Collection Period pursuant to the terms hereof (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loan);

               (C) the Senior Accelerated Percentage for such Certificate Group of the principal portion of all other unscheduled collections (including Principal Prepayments in Full) received in connection with a Liquidation Event or REO Disposition including without limitation Insurance Proceeds, Liquidation Proceeds and REO Revenues, received during the related Unscheduled Collection Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan in the related Loan Group pursuant to
          Section 3.12 (other than the Discount Fraction of such unscheduled collections with respect to any Discount Mortgage Loan); and

               (D) the Senior Accelerated Percentage for such Certificate Group of the aggregate of all Principal Prepayments in Full on Mortgage Loans in the related Loan Group received during the related Unscheduled Collection Period (other than the Discount Fraction of such Principal Prepayment in Full with respect to any Discount Mortgage Loan);

               (E) with respect to the Class A Certificates of either Certificate Group, after the Class Balances of the Class A Certificates of the other Certificate Group have been reduced to zero, the Senior Percentage for such Distribution Date of all Scheduled Principal Amounts and Unscheduled Principal Amounts with respect to the other Loan Group to be distributed on such Distribution Date; and

               (F) any amounts described in clauses (A), (B), (C) and (D) above, as determined for any previous Distribution Date for such Certificate Group, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates.

          "Class A-1  Certificate":   Any one of  the Class  A-1 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class A-2  Certificate":   Any one of  the Class  A-2 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class A-3  Certificate":   Any one of  the Class  A-3 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class A-4  Certificate":   Any one of  the Class  A-4 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class A-4 Percentage": The Class Balance of the Class A-4 Certificates divided by the Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans).

          "Class A-4 Percentage Amount": For any Distribution Date, the lesser of (i) the aggregate Class Balance of the Class A-4 Certificates and
(ii) the sum of (A) the product of (1) the Class A-4 Percentage, (2) the Class A-4 Scheduled Percentage and (3) the Scheduled Principal Amount Loan Group 1 and (B) the product of (1) the Class A-4 Percentage, (2) the Class A-4 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount for Loan Group 1.

          "Class  A-4 Prepayment  Shift  Percentage":   with  respect to  any
Distribution Date will be the percentage indicated below:


                                                           Class A-4
Distribution Date Occurring in                   Prepayment Shift Percentage

April 1998 through March 2003 . . . . . . . . . .              0%
April 2003 through March 2004 . . . . . . . . . .             30%
April 2004 through March 2005 . . . . . . . . . .             40%
April 2005 through March 2006 . . . . . . . . . .             60%
April 2006 through March 2007 . . . . . . . . . .             80%
April 2007 and thereafter . . . . . . . . . . . .            100%


          "Class A-4 Scheduled Percentage": For any Distribution Date prior to the Distribution Date in April 25, 2003, 0%, and for any Distribution Date thereafter, 100%.

          "Class A-5  Certificate":   Any one of  the Class  A-5 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B Certificates": The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates.

          "Class B Percentage":   With respect to any  Distribution Date, the
Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 or Class B-8 Percentage, as applicable.

          "Class  B  Principal Distribution  Amount":   With  respect  to any
Distribution Date, any Class of Class B Certificates the sum of the following:

          (A) a pro rata portion, by Class Balance, of the amount calculated pursuant to clause (A) of the definition of "Subordinate Principal Distribution Amount" and

          (B) if such Class is not a Restricted Class, a pro rata portion, by Class Balance, of the amount calculated pursuant to clause (B) of the definition of "Subordinate Principal Distribution Amount".

     Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 would result in a distribution in respect of principal of any Class or Classes of Class B Certificates in an amount greater than the remaining Class Balance thereof (any such class, a "Maturing Class"), then: (a) the Class B Principal Distribution Amount of each Maturing Class shall be reduced to a level that would exactly reduce the Class Balance of such Class to zero; (b) the pro rata allocation for each other Class of Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in clauses (A) and (B) above, as if the Class Balance of each Maturing Class had been reduced to zero (such pro rata allocation as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Class B Principal Distribution Amount of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of any Distribution Date, the Class B Principal Distribution Amount of each Non-Maturing Class shall be equal to the sum of (1) the Class B Principal Distribution Amount, calculated in accordance with this definition as if the Class Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage of the reductions referenced above.

          "Class B-1  Certificate":   Any one of  the Class  B-1 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-1 Percentage": With respect to any Distribution Date and the Class B-1 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-2  Certificate":   Any one of  the Class  B-2 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-2 Percentage": With respect to any Distribution Date and the Class B-2 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-3  Certificate":   Any one of  the Class  B-3 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-3 Percentage": With respect to any Distribution Date and the Class B-3 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-4  Certificate":   Any one of  the Class  B-4 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-4 Percentage": With respect to any Distribution Date and the Class B-4 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-4 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-5  Certificate":   Any one of  the Class  B-5 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-5 Percentage": With respect to any Distribution Date and the Class B-5 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-5 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-6  Certificate":   Any one of  the Class  B-6 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-6 Percentage": With respect to any Distribution Date and the Class B-6 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-6 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-7  Certificate":   Any one of  the Class  B-7 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-7 Percentage": With respect to any Distribution Date and the Class B-7 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-7 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class B-8  Certificate":   Any one of  the Class  B-8 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class B-8 Percentage": With respect to any Distribution Date and the Class B-8 Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Balance of the Class B-8 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loans) immediately prior to such Distribution Date.

          "Class Balance": With respect to any Class of Certificates, the aggregate principal amount of such Class outstanding as of any date of determination equal to: (a) in the case of any date of determination up to and including the initial Distribution Date, the Original Class Balance; and
(b) in the case of any date of determination thereafter, the Original Class Balance reduced by any distribution in reduction thereof pursuant to Section
4.01  or allocation  of  a Realized  Loss in  reduction  thereof pursuant  to
Section 4.04; provided that for purposes of the Class then outstanding with the lowest payment priority as set forth in Section 4.01, the Class Balance of such Class shall be the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans and any REO Loans in the related Loan Group as of such date of determination, over the sum of the Class Balance of each other Class then outstanding as of such date of determination.

          "Class Distribution Factor": With respect to any Class of Certificates and any Distribution Date, the fraction, expressed as a percentage, the numerator of which in the Class Balance of such Class after giving effect to any reductions thereof on such Distribution Date and the denominator of which is the Original Class Balance of such Class.

          "Class Factor": With respect to any Class of Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Balance, and the denominator of which is the related Original Class Balance.

          "Class PO Additional Distribution Amount": For any Distribution Date and the Class PO Certificates prior to the related Credit Support Depletion Date, the excess, if any, of (A) the sum of (i) the amount by which the sum of the Class PO Principal Distribution Amounts for the Class PO Certificates for all prior Distribution Dates exceeded the amounts distributed on such Class PO Certificates on such prior Distribution Dates pursuant to Section 4.01(a)(ii) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan in any month preceding the month of the current Distribution Date of (a) the Discount Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service
Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses over (B) the amounts distributed on such Class PO Certificates on prior Distribution Dates pursuant to Section 4.01(a)(iii).
On or after the related Credit Support Depletion Date, the Class PO Additional Distribution Amount will be zero. No interest will accrue on any Class PO Additional Distribution Amount.

          "Class PO Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum as to each Discount Mortgage Loan, of the product of (x) the Discount Fraction with respect to such Mortgage Loan and (y) the sum of:

               (i) the principal portion of each Monthly Payment due on the Due Date for such Mortgage Loan occurring during the related Scheduled Collection Period and received during such Scheduled Collection Period minus the principal portion of any Debt Service Reduction allocated to such Mortgage Loan which together with any other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (ii) the Stated Principal Balance of any such Mortgage Loan repurchased during the related Unscheduled Collection Period;

               (iii) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full) received in connection with a Liquidation Event or REO Disposition including without limitation Insurance Proceeds, Liquidation Proceeds and REO Revenues, received during the related Unscheduled Collection Period to the extent applied by the Servicer as recoveries of principal of such Mortgage Loan pursuant to Section 3.12;

               (iv) all Principal Prepayments in Full received with respect to such Mortgage Loan during the related Unscheduled Collection Period; and

               (v)  any amounts  described in  clauses (i),  (ii), (iii)  and
(iv) above, as determined for any previous Distribution Date, which remain unpaid.

          "Class  PO Certificate":   Any  one  of the  Class PO  Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class  R  Certificate":   Any  one  of  the Class  R  Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class X  Certificate":   Any one  of the  Class X-1  or Class  X-2
Certificates.

          "Class X-1  Certificate":   Any one of  the Class  X-1 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Class  X-2  Certificate":    Any  of  the  Class  X-2 Certificates
described in the Preliminary Statement, as executed and delivered hereunder by the Trustee, substantially in the form of Exhibit A-1.

          "Closing Date":  March 30, 1998.

          "Code":  The Internal Revenue Code of 1986, as amended.

          "Collection Account": The segregated custodial account or accounts created and maintained by the Servicer pursuant to Section 3.05 on behalf of the Trustee in trust for Certificateholders, which shall be entitled "NCSI, for the benefit of Novus Financial Corporation, as Servicer, in trust for registered holders of Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 1998-1."

          "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust - Morgan Stanley 1998-1.

          "Credit File": Any documents, other than the Mortgage File, in the possession of the Servicer relating to the origination and servicing of any Mortgage Loan.

          "Credit  Support Depletion Date":   The first  Distribution Date on
which the aggregate Class Balance of the Class B Certificates is reduced to zero.

          "Credit Support Percentage": With respect to any Distribution Date and any Class of Class B Certificates, the sum of the Class B Percentages for such Distribution Date and each Class of Class B Certificates with a higher numerical designation.

          "Custodial  Agreement":   The agreement  in the  form of  Exhibit B
hereto.

          "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor or an Affiliate of the Depositor. If the initial Custodian is terminated or resigns, Trustee shall be the Custodian unless another Person is so appointed pursuant to Section 8.11.

          "Cut-off Date":  March 1, 1998.

          "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

          "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          "Default Loss": With respect to any Mortgage Loan, a Realized Loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, not including Special Hazard Losses, Extraordinary Losses (or any other loss resulting from damage to the related Mortgaged Property), Bankruptcy Losses, Fraud Losses and any other interest shortfalls not covered by the subordination described in Section 4.04.

          "Defaulted Mortgage Loan": A Mortgage Loan that is delinquent in an amount equal to at least three Monthly Payments, such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

          "Definitive  Certificate":    Any  certificated,  fully  registered
certificate.

          "Depositor":   Morgan Stanley Capital  I Inc., or its  successor in
interest.

          "Depository": The initial Depository shall be The Depository Trust Company, a nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

          "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited by the Depository.

          "Determination Date": With respect to any Distribution Date, the 17th day of the month in which such Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day immediately preceding.

          "Discount Fraction":   With respect to  any Discount Mortgage  Loan
the fraction, the numerator of which is the excess of 6.75% over the Net Mortgage Rate thereof and the denominator of which is 6.75%.

          "Discount Mortgage Loan": A Mortgage Loan with a Net Mortgage Rate of less than 6.75%.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by a governmental unit.

          "Distribution Account": The segregated account created and maintained by the Trustee pursuant to Section 4.01 in trust for the Certificateholders, which shall be entitled "Norwest Bank Minnesota, N.A., as Trustee, in trust for registered holders of Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 1998-1."

          "Distribution Date":   The 25th day of  each month, or if  any such
day is not a Business Day, the Business Day immediately following, commencing in April 1998.

          "Dual Collateral  Loan":   The  Mortgage  Loans identified  in  the
Mortgage Loan Schedule as a Dual Collateral Loan.

          "Due Date":   With  respect to any  Mortgage Loan,  the day  of the
month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be first due.

          "Due Period": With respect to any Distribution Date and any Mortgage Loan, the period commencing on the day following the end of the related Due Date immediately preceding the Scheduled Collection Period for such Distribution Date and ending on the Due Date in such Scheduled Collection Period.

          "Eligible Account": Either (i) an account maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated in the highest rating available by each Rating Agency at any time funds are on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federally chartered depository institution or trust company acting in its fiduciary capacity or (iii) a trust account or accounts maintained with the trust department of a state chartered depository institution or trust company acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR
Section 9.10(b).

          "Escrow  Accounts":  The  accounts established pursuant  to Section
3.03.

          "Escrow Payment": Any payment received by the Servicer for the account of any Mortgagor for application toward the payment of taxes, insurance premiums, assessments and similar items in respect of the related Mortgaged Property.

          "Event of Default":  One or more of the events described in Section
7.01.

          "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

          "Excess Fraud  Loss":   Any Fraud Loss,  or portion  thereof, which
exceeds the then applicable Fraud Loss Amount.

          "Excess Losses":   Any Excess  Bankruptcy Loss, Excess  Fraud Loss,
Excess Special Hazard Loss or Extraordinary Loss.

          "Excess Special Hazard Loss":   Any Special Hazard Loss, or portion
thereof, that exceeds the then applicable Special Hazard Amount.

          "Extraordinary  Events":    Any of  the  following  conditions with
respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

          (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.08 but are in excess of the coverage maintained thereunder;

          (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c)  hostile or warlike  action in time of peace  or war, including
     action   in  hindering,  combatting  or  defending  against  an  actual, impending or expected attack:

               (1) by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               (2)  by military, naval or air forces; or

               (3) by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          "Extraordinary  Losses":   Any  loss  incurred on  a  Mortgage Loan
caused by or resulting from an Extraordinary Event.

          "FDIC":  Federal Deposit Insurance Corporation or any successor.

          "FHLMC":  Federal Home Loan Mortgage Corporation or any successor.

          "Final Recovery Determination": A determination by the Servicer with respect to any Defaulted Mortgage Loan (other than a Mortgage Loan as to which the related Mortgaged Property has become a REO Property), that was repurchased by the Depositor pursuant to Section 2.04 or 9.01, that was purchased by the Servicer pursuant to Section 2.04, or that was purchased by the Seller pursuant to Section 2.02, or Section 2.04 that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Servicer, in its reasonable good faith judgment, exercised without regard to any obligation of the Servicer to make payments from its own funds pursuant to Section 3.10, expects to be ultimately recoverable.

          "FNMA":  Federal National Mortgage Association or any successor.

          "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to (1) 2% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination and (2) will be reduced on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% of the aggregate outstanding principal balance of all of the Mortgage Loans as of such anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the most recent anniversary of the Cut-off Date up to such date of determination. On the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be reduced to zero.

          "Fraud Losses": Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans.

          "Group 1 Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class X-1 and Class R Certificates.

          "Group 1 Mortgage Loans": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Section 2.01 being identified on the Mortgage Loan Schedule 1. As used herein, the term "Group 1 Mortgage Loan" or "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. References herein to "Group 1 Mortgage Loans" or "Mortgage Loans" shall include REO Loans unless otherwise stated.

          "Group 2 Certificates":  The Class A-5 and Class X-2 Certificates.

          "Group 2 Mortgage Loans": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Section 2.01 being identified on the Mortgage Loan Schedule 2. As used herein, the term "Group 2 Mortgage Loan" or "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File. References herein to "Group 2 Mortgage Loans" or "Mortgage Loans" shall include REO Loans unless otherwise stated.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Insurance Policy": With respect to any Mortgage Loan, any primary mortgage insurance, hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

          "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing single family and multifamily mortgage loans held for its own account, subject to applicable law and the terms and conditions of the related Mortgage Note and Mortgage.

          "Interested Person": The Depositor, the Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

          "Issue Price":   With  respect to each  Class of  Certificates, the
"issue price" as defined in the REMIC Provisions.

          "Late Collections": With respect to any Mortgage Loan listed on the Mortgage Loan Schedule, other than an REO Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal or interest due (without regard to any acceleration of principal of such Mortgage Loan) but delinquent for a previous Due Period and not previously recovered. With respect to any REO Loan, all amounts received in respect of the related REO Property during any Due Period, whether as REO Revenues, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of Monthly Payments due in respect of the related Mortgage Loan (without regard to any acceleration of principal of such Mortgage Loan) for Due Dates in preceding Due Periods if and to the extent amounts received in respect of the related REO Property have not been previously applied thereto.

          "Latest Possible Maturity Date": The Distribution Date following twelve months of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

          "Liquidated Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full or (ii) a Final Recovery Determination is made with respect to such Mortgage Loan. With respect to any REO Property (and the related REO Loan), any of the following events: (i) an REO Disposition occurs with respect to such REO Property or
(ii) such REO  Property is  purchased by  the Depositor  pursuant to  Section
9.01.

          "Liquidation Proceeds": Cash amounts (other than Insurance Proceeds and REO Revenues) received or paid by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a Defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, (iii) the sale of a Mortgage Loan or REO Property pursuant to
Section 3.19, (iv) the repurchase of any Mortgage Loan by the Depositor, the Servicer or the Seller pursuant to Section 2.04 or (v) the purchase of a Mortgage Loan or REO Property by the Depositor pursuant to Section 9.01.

          "Loan Group":   Either the Group  1 Mortgage Loans  or the Group  2
Mortgage Loans. For purposes hereof a Loan Group shall be deemed "related" to the Certificate Group bearing the same numerical designation.

          "Loan-to-Value Ratio": With respect to any Mortgage Loan as of any date, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note, without giving effect to (i) any acceleration of the principal of such Mortgage Loan, (ii) any grace period permitted by the related Mortgage Note, or (iii) any modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Servicer hereunder.

          "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note and applicable law.

          "Mortgage": With respect to any Mortgage Loan listed on the Mortgage Loan Schedule, the mortgage, deed of trust or other instrument securing a Mortgage Note and creating a first lien on the related Mortgaged Property.

          "Mortgaged Property":   The real property (or  leasehold estate, if
applicable) securing a repayment of the debt evidenced by a Mortgage Note.

          "Mortgagee":   With  respect to  any  Mortgage Loan  listed on  the
Mortgage Loan Schedule as of any date of determination, the holder of the related Mortgage and Mortgage Note as of such date.

          "Mortgage File": With respect to any Mortgage Loan listed on the Mortgage Loan Schedule, collectively the following documents:

     (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by Novus Financial Corporation, which transferred such Mortgage Loan, without recourse, in blank or to the order of the Trustee;

     (ii) the original Mortgage or a certified copy thereof, and any intervening assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon;

     (iii) an assignment of the Mortgage, executed by Novus Financial Corporation which transferred such Mortgage Loan in blank or to the order of the Trustee, in recordable form;

     (iv) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

     (v) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and

     (vi) any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

          "Mortgage Loan":   Each of the Group  1 Mortgage Loans and  Group 2
Mortgage Loans.

          "Mortgage Loan  Purchase Agreement":   The  Mortgage Loan  Purchase
Agreement, dated as of March 1, 1998 by and between the Seller and the Depositor.

          "Mortgage Loan Schedule": The list of mortgage loans transferred to the Trustee as part of the Trust Fund pursuant to Section 2.01, attached hereto as Schedule 1 and 2, which list sets forth the following information with respect to each Mortgage Loan:

     (i)  the Mortgage Loan identifying number;

     (ii) the Mortgagor s last name;

     (iii) the street address of the Mortgaged Property including the state;

     (iv) a code indicating whether the Mortgaged Property is owner-occupied and a code indicating whether Mortgaged Property is a second or vacation residence;

     (v) the number and type of residential units constituting the Mortgaged Property;

     (vi) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

     (vii)  the Loan-to-Value Ratio at origination;

     (viii) the Mortgage Rate and the Net Mortgage Rate as of the Cut-off Date;

     (ix) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date;

     (x)    the stated maturity date;

     (xi)   the amount of the Monthly Payment as of the Cut-off Date;

     (xii) the last Due Date on which a payment was applied to the outstanding principal balance;

     (xiii) the original principal amount of the Mortgage Loan;

     (xiv) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

     (xv)   the Servicing Fee Rate; and

     (xvi)  a  code  indicating  whether  the  Mortgage  Loan  is  a  Dual
            Collateral Loan.

          With respect to the Mortgage Loans in each Loan Group in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

          "Mortgage Loan  Schedule 1":   The list of mortgage  loans attached
hereto as Schedule 1.

          "Mortgage Loan  Schedule 2":   The list of mortgage  loans attached
hereto as Schedule 2.

          "Mortgage  Note":    The  original  executed  note  evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan listed on the Mortgage Loan Schedule, together with any rider, addendum or amendment thereto.

          "Mortgage Rate": With respect to any Mortgage Loan, other than an REO Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time. With respect to any REO Loan, the rate per annum at which interest would then occur in accordance with the related Mortgage Note.

          "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

          "Net Insurance Proceeds" and "Net Liquidation Proceeds": With respect to any Mortgage Loan listed on the Mortgage Loan Schedule or any related REO Loan, any and all Liquidation Proceeds or Insurance Proceeds, as applicable, collected in connection therewith, in any case net of all amounts payable or reimbursable to the Servicer out of such collection as expressly provided herein for any of the following items relating to such Mortgage Loan or REO Loan: (a) unreimbursed Servicing Advances; (b) unreimbursed Advances; and (c) unpaid Servicing Fees.

          "Net Interest Shortfalls": With respect to any Distribution Date, as to any Class of Certificates, (a) the pro rata portion, based on Accrued Certificate Interest thereon for such Distribution Date (before giving effect to Net Interest Shortfalls for such Distribution Date), of any amount of interest that would otherwise have been received with respect to any Mortgage Loan on the immediately preceding Due Date, but was not received as a result of (x) a Relief Act Reduction, (y) the interest portion of any Excess Losses realized during the month immediately preceding the month of such Distribution Date or (z) any Net Prepayment Interest Shortfalls with respect to such Distribution Date and (b) the interest portion of Realized Losses, other than Excess Losses, or any Net Simple Interest Shortfalls with respect to such Distribution Date allocated on such Distribution Date to such Class pursuant to Section 4.04.

          "Net Mortgage Rate":   With  respect to each  Mortgage Loan or  REO
Loan and  each Due Date,  the Mortgage Rate  thereon minus the  Servicing Fee
Rate.

          "Net Prepayment Interest Shortfalls": With respect to any Distribution Date, the excess, if any, of Prepayment Interest Shortfalls for such Distribution Date over amounts deducted from the Servicing Fee pursuant to the first sentence of Section 3.20.

          "Net REO Revenues": With respect to any REO Loan, any and all REO Revenues collected in connection therewith, net of (a) the portion of such REO Revenues to be applied in accordance with the terms hereof to the proper operation, management, maintenance and disposition of the related REO Property and (b) all amounts payable or reimbursable to the Servicer out of such REO Revenues as expressly provided herein for any of the following items relating to such REO Loan: (i) unreimbursed Servicing Advances; (ii) unreimbursed Advances; and (iii) unpaid Servicing Fees.

          "Net Servicing Fee": With respect to any Distribution Date, the excess of the total amount of Servicing Fee received in respect of such Distribution Date (before adjustment pursuant to Section 3.20) over the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments in Full received during the most recently ended Unscheduled Collection Period.

          "Net Simple Interest Carryforward Amount": With respect to any Distribution Date and any Class of Certificates, the excess of the aggregate of all Net Simple Interest Shortfalls allocated to such Class of Certificates on prior Distribution Dates over the aggregate amount paid on such Class of Certificates pursuant to Section 4.01(a)(ii) or Section 4.01(a)(iv)(J), as applicable.

          "Net Simple Interest Shortfall": With respect to any Distribution Date, the excess, if any, of the Adjusted Simple Interest Shortfall for such Distribution Dates over amounts deducted from the Servicing Fee pursuant to the second sentence of Section 3.20.

          "Non-Discount  Mortgage  Loan":    A  Mortgage  Loan other  than  a
Discount Mortgage Loan.

          "Non-Primary  Residence Loans":   The Mortgage Loans  designated as
secured  by  second  or   vacation  residences,  or  by   non-owner  occupied
residences, on the Mortgage Loan Schedule.

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Loan which, in the reasonable good faith judgment of the Servicer, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on such Mortgage Loan or REO Loan.

          "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the reasonable good faith judgment of the Servicer, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on such Mortgage Loan or REO Property.

          "Non-United States Person": Any person other than a United States Person.

          "Notional Balance": With respect to the Class X-1 Certificates and any Distribution Date, the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Scheduled Collection
Period. With respect to the Class X-2 Certificates and any date of determination, the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Scheduled Collection Period.

          "Officer's Certificate":   A  certificate signed  by a  Responsible
Officer of the Servicer.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who is in fact Independent of the Depositor and the Servicer.

          "Original  Applicable Support  Percentage":   With  respect to  any
Distribution Date and the specified Class of Class B Certificates, the following percentages:

Class B-1 . . . . . . . . . . . . . . . . . . . .               5.00%
Class B-2 . . . . . . . . . . . . . . . . . . . .               3.50%
Class B-3 . . . . . . . . . . . . . . . . . . . .               2.50%
Class B-4 . . . . . . . . . . . . . . . . . . . .               1.20%
Class B-5 . . . . . . . . . . . . . . . . . . . .               0.70%
Class B-6 . . . . . . . . . . . . . . . . . . . .               0.55%
Class B-7 . . . . . . . . . . . . . . . . . . . .               0.35%


          "Original Class  Balance":   As to any  Class of  Certificates, the
amount  set  forth  in  the  Preliminary Statement  as  the  "Original  Class
Balance".

          "OTS":  The Office of Thrift Supervision or any successor thereto.

          "Outside  Reserve  Fund":   The  fund established  by  the Servicer
pursuant to Section 3.27 designated as the "Morgan Stanley Capital I Inc. Series 1998-1 Outside Reserve Fund."

          "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal
Prepayment in Full, Liquidation Event or REO Disposition other than a Mortgage Loan which was repurchased from the Trust Fund prior to such Due Date pursuant to the terms of this Agreement.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "Pass-Through Rate": With respect to any Distribution Date, as to each Class of Certificates as set forth in the Preliminary Statement.

          "Paying Agent":   Any paying  agent appointed  pursuant to  Section
5.05.

          "Percentage Interest": With respect to any Class of Certificates other than the Class R Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Balance of the relevant Class. With respect to any Class R Certificate, the percentage interest in distributions to be made with respect to such Class, as stated on the face of such Certificate.

          "Permitted  Investments":    Any  one  or  more  of  the  following
obligations:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two its highest short-term ratings available;

          (iii) federal funds, certificates of deposit, time deposits, demand deposits and bankers' acceptances of not more than 90 days of any bank or trust company (including the Trustee, the Custodian and their respective affiliates) organized under the laws of the United States or
     any state, provided   that   (a)  the   short-term   unsecured  debt
     obligations of such bank or trust company at the date of acquisition thereof (or, in the case of the principal depository institution in a depository institution holding company, the short-term unsecured debt
     obligations   of  the   depository  institution   holding company) have
     been rated by each Rating Agency in its highest short-term rating available;

          (iv) commercial paper or other short-term securities (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by such Rating Agency in its highest short-term rating available;

          (v) money market funds or qualified investment funds (which may be managed by the Trustee, the Custodian or their respective affiliates and/or with respect to which the Trustee and its affiliates may receive compensation) rated by each Rating Agency (or if not rated by Fitch IBCA, Inc., rated by Standard & Poor's Ratings Service) in one of its two highest long-term ratings available; and

          (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

          "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Prepayment Assumption": With respect to all of the Mortgage Loans the standard prepayment assumption "SPA" of 300% used for determining the accrual of original issue discount and market discount on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

          "Prepayment Distribution Trigger": With respect to any Distribution Date and any Class of Class B Certificates the test which shall be satisfied if the Original Applicable Credit Support Percentage for such Class is equal to or exceeds the Applicable Credit Support Percentage of such Class and each other Class of Class B Certificates with a higher numerical designation.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in Full or in part during the related Unscheduled Collection Period prior to its Due Date therein, the amount of interest that would have accrued at the Net Mortgage Rate for such Mortgage Loan on the amount of such Principal Prepayment in Full during the period commencing on the date as of which such Principal Prepayment in Full was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          "Principal Prepayment in Full": Any payment in full of the principal balance of a Mortgage Loan made by the Mortgagor which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          "Purchase Price": With respect to any Mortgage Loan to be purchased by the Depositor pursuant to Section 2.04 or Section 9.01, the outstanding principal balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Rate on such Mortgage Loan to but not including the date of purchase, and (ii) all related unreimbursed Servicing Advances.

          "Rating Agency":   Fitch IBCA,  Inc. and Standard &  Poor's Ratings
Service.

          "Realized Loss": With respect to each Mortgage Loan (or REO Property) as to which a Liquidation Event or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of the Liquidation Event or REO Disposition, plus (ii) interest at the Net Mortgage Rate from the date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Liquidation Event (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during the period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Liquidation Event (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer with respect to related Advances or expenses as to which the Servicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          "Record Date":   With  respect to any  Distribution Date,  the last
Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "Regular Certificate":  Any Class A or Class B Certificates.

          "Relief Act Reduction": Any reduction in the interest collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          "REMIC":  A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

          "REMIC  Assets":   The Trust  Fund other  than the  Outside Reserve
Fund.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMIC  Reserve  Fund":    The  fund established  by  the  Servicer
pursuant to Section 3.27 designated as the "Morgan Stanley Capital I Inc. Series 1998-1 REMIC Reserve Fund."

          "Rents  from Real  Property":   With respect  to any  REO Property,
gross income of the character described in Section 856(d) of the Code.

          "REO Account": A segregated custodial account or accounts created and maintained by the Servicer pursuant to Section 3.19 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "Novus Financial Corporation, as Servicer, in trust for registered holders of Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 1998-1".

          "REO Acquisition":  The acquisition of any REO Property pursuant to
Section 3.12.

          "REO Disposition": The receipt by the Servicer of all payments or cash recoveries (including proceeds of a final sale) which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable from the sale or other disposition of the REO Property.

          "REO Loan": Any Mortgage Loan as to which the related Mortgaged Property becomes an REO Property. For the purposes specified herein, an REO Loan shall be treated, including without limitation in allocating collections in respect thereof among principal, accrued and unpaid interest and other amounts due and owing under the related Mortgage Note, exactly as the related Mortgage Loan and the terms and conditions of the related Mortgage Note and Mortgage shall continue to be given full force and effect following the date of REO Acquisition. All amounts due and owing in respect of any Mortgage Loan as of the date it becomes an REO Loan shall continue to be due and owing in respect of such REO Loan for purposes of this Agreement.

          "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Trustee on behalf of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

          "REO Revenues":   All  income, rents and  profits derived  from the
ownership, operation or leasing of any REO Property.

          "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit F attached hereto.

          "Reserve Fund Draw Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) (i) the excess of the aggregate Simple Interest Shortfall over the aggregate Simple Interest Excess for such Distribution Date, plus (ii) any Net Simple Interest Carryforward Amount for such Distribution Date not previously distributed pursuant to Section 4.01, or (b) the amounts on deposit in the Simple Interest Reserve Funds.

          "Reserve Fund Required Amount": On the Closing Date, $105,000, and thereafter adjusted on each Distribution Date in January of each year to equivalent to four days of accrued interest on the then-outstanding principal balance of the Mortgage Loans.

          "Responsible Officer": When used with respect to the Trustee or the Servicer, the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any second or assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Class":   With  respect to  any Distribution  Date, any
Class of Class B Certificates for which the Prepayment Distribution Trigger is not satisfied.

          "Scheduled  Collection Period":   With respect to  any Distribution
Date, the calendar month preceding the month of such Distribution Date.

          "Scheduled Principal Amount": With respect to either Loan Group, the aggregate amount described in clause (A) of the definition of Class A Principal Distribution Amount but without that amount being multiplied by the Senior Percentage (other than the Discount Fraction of such Stated Principal Balance with respect to any Discount Mortgage Loan).

          "Seller": Novus Financial Corporation, in its capacity as seller of the Mortgage Loans to the Depositor.

          "Senior Accelerated Percentage": With respect to any Distribution Date and each Certificate Group, the percentage indicated below:

                                                  Senior Accelerated
      Distribution Date                         Distribution Percentage
  -------------------------                     -----------------------

  April 1998 through                      100%
  March 2003  . . . . . . . . . . .

  April 2003 through                      the   related   Senior  Percentage,
  March 2004  . . . . . . . . . . .       plus 70% of the  sum of the related
                                          Subordinate Percentage

  April 2004 through                      the   related  Senior   Percentage,
  March 2005  . . . . . . . . . . .       plus 60% of the  sum of the related
                                          Subordinate Percentage

  April 2005 through                      the   related   Senior  Percentage,
  March 2006  . . . . . . . . . . .       plus 40% of the sum  of the related
                                          Subordinate Percentage


  April 2006 through                      the   related  Senior   Percentage,
  March 2007  . . . . . . . . . . .       plus 20% of the  sum of the related
                                          Subordinate Percentage


  April 2007 and                          the related Senior Percentage
  thereafter  . . . . . . . . . . .


provided, however, (i) that any scheduled reduction to the Senior Accelerated Percentage for either Certificate Group described above shall not occur as of any Distribution Date unless either (a)(1)(x) the outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Class Balance of the Class B Certificates averaged over the last six months, is less than 50% or (y) the outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans in the related Mortgage Loan Group, averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the Original Class Balances of the Class B Certificates in the related Mortgage Loan Group or (b)(1) the outstanding principal balance of the Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans in the related Mortgage Loan Group, averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans in the related Mortgage Loan Group to date for any Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the excess of then outstanding principal balance of such Mortgage Loans over the then outstanding aggregate Class Balance of the related Certificate Group. Notwithstanding the foregoing, upon the reduction of the aggregate Class Balance of the Class A Certificates of a Certificate Group to zero, the Senior Accelerated Percentage for such Certificate Group shall thereafter be 0%.

          "Senior Percentage": With respect to any Distribution Date and a Certificate Group, a fraction, expressed as a percentage, equal to the aggregate Class Balance of the Class A Certificates of such Certificate Group immediately prior to such Distribution Date, divided by the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Stated Principal Balance of the Discount Mortgage Loans) in the related Loan Group; provided that on each Distribution Date following the Distribution Date on which the Class Balances of the Class A Certificates of the other Certificate Group are reduced to zero, the "Senior Percentage" shall equal the aggregate Class Balance of the Class A Certificates immediately prior to such Distribution Date, divided by the aggregate Stated Principal Balance of the Mortgage Loans in both Loan Groups (other than the Discount Fraction of the Stated Principal Balance of the Discount Mortgage Loans).

          "Servicer":    Novus   Financial  Corporation,  its   successor  in
interest, or any successor servicer appointed as herein provided.

          "Servicer Remittance Date":   The 18th day of  each calendar month,
or if such 18th day is not a Business Day, the immediately succeeding Business Day.

          "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses (including attorneys' fees and expenses and fees of real estate brokers) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) compliance with the Servicer's obligations set forth in Section 3.01, (ii) the preservation, restoration and protection of a Mortgaged Property, (iii) obtaining any Insurance Proceeds or any Liquidation Proceeds of the nature described in clauses (i) - (iii) of the definition of "Liquidation Proceeds",
(iv) any enforcement or judicial proceedings with respect to a Mortgaged Property, including foreclosures, and (v) the management, maintenance and liquidation of any REO Property.

          "Servicing  Fee":   With respect  to  each Mortgage  Loan, the  fee
payable to the Servicer pursuant to Section 3.14.

          "Servicing Fee Rate":  0.25% per annum.

          "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may be amended from time to time.

          "Simple Interest Excess":   With respect to  any Distribution Date,
shall have the meaning set forth in Section 3.14.

          "Simple  Interest Shortfall":   With  respect  to any  Distribution
Date, shall have the meaning set forth in Section 3.20.

          "Simple Interest  Reserve Funds":   The REMIC Reserve Fund  and the
Outside Reserve Fund.

          "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of Certificates evidencing a $1,000 denomination.

          "Special Hazard Amount": As of the Closing Date $3,036,384, and as of any Distribution Date, an amount equal to the lesser of (a) the greatest of (i) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary, (ii) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance, on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (b) the Special Hazard Loss Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Losses incurred since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

          "Special Hazard Loss": Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.10, except to the extent of the portion of such loss not covered as a result of any circumstance provision and (ii) any Extraordinary Loss.

          "Startup Day":  The day designated as such in Section 2.06(b).

          "Stated Principal Balance": With respect to any Mortgage Loan, as of any date of determination, (a) the Cut-off Date Balance, minus (c) the sum of:

          (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed to Certificateholders before such date of determination;

          (ii) all Principal Prepayments in Full received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

          (iii) the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

          (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Realized Loss that occurred prior to the end of the Unscheduled Collection Period for the most recently ended Distribution Date.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

          "Subordinate Percentage": With respect to either Loan Group and any Distribution Date, the excess of 100% over the related Senior Percentage for such Distribution Date; provided that on each Distribution Date following the Distribution Date on which the Class Balances of the Class A Certificate related to the other Loan Group are reduced to zero, the "Subordinate Percentage" will equal 100% over the Senior Percentage calculated pursuant to the provision to the definition of "Senior Percentage".

          "Subordinate Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the sum of the following amounts from each Loan Group:

          (A) the related Subordinate Percentage for such Distribution Date of the Scheduled Principal Amount for each Mortgage Loan Group and such Distribution Date;

          (B) the related Subordinated Prepayment Percentage of the Unscheduled Principal Amount for each Loan Group and such Distribution Date; and

          (C) any amounts described in clauses (A) and (B) above, as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class B Certificates; provided, however, that such amount shall in no event
                   --------  -------
     exceed the outstanding Class Balance  of such  Class  of   Certificates
     immediately prior to such date.

          "Subordinated Prepayment Percentage": With respect to either Loan Group and any Distribution Date, the excess of 100% over the related Senior Accelerated Percentage for such Distribution Date.

          "Subservicer":   Any subservicer which is subservicing the Mortgage
Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 3.21.

          "Subservicer Remittance Date":  Shall have the meaning set forth in
Section 3.26.

          "Subservicing Account":    Shall  have  the meaning  set  forth  in
Section 3.26.

          "Subservicing Agreement":   An agreement  between the Seller  and a
Subservicer for the servicing of the Mortgage Loans.

          "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of the REMIC created hereunder.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "Trust Fund": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the (i) Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off
Date), together with all documents included in the related Mortgage File; (b) such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account or the Simple Interest Reserve Funds and, if established, the REO Account; (c) any REO Property; (d) the rights of the Mortgagee under all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

          "Trustee":   Norwest Bank  Minnesota, N.A., a  national association
organized under the laws of the United States or its successor in interest, or any successor trustee appointed as herein provided.

          "Trustee Fee": With respect to each Mortgage Loan, the fee payable to the Trustee pursuant to Section 8.05.

          "Trustee Fee Rate":  0.0035% per annum.

          "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

          "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.10.

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, Treasury regulations provide otherwise), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

          "Unscheduled Collection Period": With respect to any Distribution Date, the period from the 16th day of the month preceding the month of such Distribution Date through the 15th day of the month of such Distribution Date.

          "Unscheduled Principal Amount": With respect to either Loan Group, the aggregate amount described in clauses (B), (C) and (D) of the definition of Class A Principal Distribution Amount but without that amount being multiplied by the Senior Accelerated Percentage.

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97% of all of the Voting Rights shall be allocated among the Holders of Regular Certificates other than the Class X Certificates, 1% of all the Voting Rights shall be allocated among the Holders of the Class X-1 Certificates, 1% of all of the Voting Rights shall be allocated among the Holders of the Class X-2 Certificates, and 1% of all of the Voting Rights shall be allocated among the Holders of the Class R Certificates. Voting Rights allocated to a Class of
Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

          "Weighted Average Net Mortgage Rate": With respect to any Distribution Date, the weighted average (by outstanding principal balance) of the Net Mortgage Rates on the Mortgage Loans as of the first day of the related Scheduled Collection Period as determined by the Servicer.


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01.  Conveyance of Mortgage Loans.

          (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Mortgage Loans identified on the Mortgage Loan Schedule, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders including, but not limited to, its security interest in and to any Additional Collateral for the Dual Collateral Loans and its rights under the pledge and security agreement and the account control agreement for each Dual Collateral Loan. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans before the Cut-off Date). The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 10.07, is intended by the parties to constitute a sale.

          (b) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or the initial Custodian as the agent of the Trustee, the Mortgage File for each Mortgage Loan so assigned registered in the name of the Trustee or endorsed by the Seller, without recourse, in blank or to the order of the Trustee. With respect to each Dual Collateral Loan, the Depositor shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and the Servicer shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

          (c) The Seller shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 days of the Closing Date) cause the assignment of the Mortgage specified in clause (iii) of the definition of "Mortgage File" to be submitted for recording or filing, at its own expense, in the appropriate public office for real property records. Any such assignment delivered in blank shall be completed to the order of the Trustee prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to the Servicer. Upon receipt of each such assignment, the Servicer shall promptly forward the same to Norwest Bank Minnesota, N.A. as Trustee. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

          (d) The Servicer shall cause the endorsements on the Mortgage Note, the Assignment of Mortgage and the assignment of security agreement.

          (e) All documents and records in the Depositor's possession relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Servicer on or before the Closing Date and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

          SECTION 2.02.  Acceptance by Trustee.

          (a) On or prior to the Closing Date, the Trustee shall deliver to the Depositor and the Trustee an Initial Certification in the form set forth in Exhibit G (the "Initial Certification"). The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01 and to any exceptions noted on any exception report to the Initial Certification, of the documents specified in clauses
(i) and (ii) of the definition of "Mortgage File" (it being herein agreed that the Trustee is not under any obligation to, and in fact does not, make any representation as to whether any of the other documents specified in the definition of "Mortgage File" exist or are required to be delivered to it) and all other assets included in the Trust Fund in good faith, and declares that it and the Servicer hold and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          (b) Within 90 days of the Closing Date, the Trustee shall deliver to the Depositor and Servicer an interim certification in the form set forth in Exhibit H. Within 180 days of the Closing Date, the Trustee shall deliver to the Depositor and Servicer a Final Certification in the form set forth in
Exhibit I (the "Final Certification").

          (c) If, in the process of reviewing the Mortgage Files, the Trustee finds any document or documents constituting a part of a Mortgage File not to have been properly executed, or to be missing or to be defective on its face in any material respect, the Trustee shall promptly so notify the Servicer and the Depositor. If the Seller does not correct or cure such omission or defect within 90 days from the date of such notice the Seller shall purchase such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage shall be deposited or caused to be deposited by the Servicer in the Collection Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          SECTION 2.03. Representations and Warranties of the Depositor and the Servicer.

          (a) The Depositor hereby represents and warrants to and covenants with the Trustee and the Servicer, as of the Closing Date, that:

          (i)  The  Depositor   is  a  corporation  duly  organized,  validly
     existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (b) The Servicer hereby represents, warrants and covenants to the Trustee and the Depositor, as of the Closing Date, that:

          (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties or where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; as of the Closing Date, the Servicer had the full corporate power, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Servicer, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Servicer to make this Agreement and all agreements contemplated hereby valid and binding upon the Servicer in accordance with their terms;

          (ii) Neither  the execution  and delivery  of  this Agreement,  the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer s charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Trust to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Trust to realize the full mortgage insurance benefits accruing pursuant to this Agreement;

          (iii) The Servicer is an approved seller/servicer of conventional residential adjustable and fixed rate Mortgage Loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located for either FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either FNMA or FHLMC eligibility requirements or which would require notification to any of the FNMA or FHLMC;

          (iv) The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; the Servicer is solvent;

          (vi) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (vii) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, the FHA or the VA is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

          (viii) The Mortgage Note, the Mortgage, the assignment of mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement shall be delivered to the Trustee all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Servicer will be in possession of a complete Mortgage File, except for such documents as will be delivered to the Trustee;

          (ix) Neither this Agreement nor any statement, report, form, or other document furnished or to be furnished pursuant to this Agreement or the Purchase and Warranties Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading; and

          (x) The Servicer has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

          (c) The Depositor hereby represents and warrants to and covenants with the Trustee and the Servicer with respect to each Mortgage Loan, as of the Closing Date, or as of such other date specifically expressly provided in this Section 2.03(c), that:

          (i)  The Depositor  is the sole  owner and holder of  such Mortgage
     Loan.

          (ii) The Depositor has full right and authority to sell, assign and transfer such Mortgage Loan.

          (iii) The Depositor is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests created by the Depositor encumbering such Mortgage Loan.

          (d) The Depositor, as assignee of the Seller under the Purchase and Warranties Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Purchase and Warranties Agreement. Insofar as the Purchase and Warranties Agreement relates to the representations and warranties made by the Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Servicer or the Trustee on behalf of the Certificateholders.

          (e) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

          SECTION 2.04.  Repurchase  of  Mortgage   Loans  for  Breaches   of
                         Representation and Warranty.

          (a) Within 90 days of the earlier of discovery by the Depositor of, or receipt by the Depositor of written notice from the Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a) or Section 2.03(c) which materially and adversely affects the value of any Mortgage Loan, the Depositor shall at its option either (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          The purchase of any Mortgage Loan by the Depositor pursuant to this
Section 2.04(a) shall be effected by delivering the Purchase Price therefor to the Servicer for deposit in the Collection Account, together with (i) an Opinion of Counsel to the effect that such purchase will not result in a tax on "prohibited transactions" under the REMIC Provisions or jeopardize the REMIC status of the Trust Fund, and (ii) a written certification as to the amount of the Purchase Price to be paid. The Trustee, upon receipt of an Officer's Certificate to the effect that such deposit has been made, shall release or cause to be released to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Servicer shall release the related Credit File to the Depositor.

          (b) Within 90 days of the earlier of discovery by the Servicer of, or receipt by the Servicer of written notice from the Depositor, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Servicer set forth in Section 2.03(b) which materially and adversely affects the value of any Mortgage Loan, the Servicer shall at its option either (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          The purchase of any Mortgage Loan by the  Servicer pursuant to this
Section 2.04(b) shall be effected by depositing the Purchase Price therefor to the Trustee in the Distribution Account, together with (i) an Opinion of Counsel to the effect that such purchase will not result in a tax on "prohibited transactions" under the REMIC Provisions or jeopardize the REMIC status of the Trust Fund, and (ii) a written certification as to the amount of the Purchase Price to be paid. The Trustee, upon receipt of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Servicer any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Servicer shall release the related Credit File to itself.

          (c) Within 90 days of the earlier of discovery by the Depositor, the Servicer, the Trustee or any Custodian of written notice from the Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty made in the Purchase and Warranties Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Purchase and Warranties Agreement) in respect of any Mortgage Loan which materially and adversely affects the value of any Mortgage Loan, the Seller shall at its option either (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trustee at the Purchase Price.

          The purchase  of any Mortgage Loan  by the Seller pursuant  to this
Section 2.04(c) shall be effected by delivering the Purchase Price therefor to the Trustee for deposit in the Distribution Account, together with (i) an Opinion of Counsel to the effect that such purchase will not result in a tax on "prohibited transactions" under the REMIC Provisions or jeopardize the REMIC status of the Trust Fund, and (ii) a written certification as to the amount of the Purchase Price to be paid. The Trustee, upon receipt of such deposit, shall release or cause to be released to the Seller, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Servicer shall release the related Credit File to the Seller.

          (d) The Seller hereby acknowledges the assignment to the Trustee for the benefit of the Certificateholders of the right, title and interest of the Depositor under the Purchase and Warranties Agreement and agrees to cure or purchase from the Trust Fund any Mortgage Loan pursuant to the terms of the Purchase and Warranties Agreement.

          (e)  It is understood  and agreed that the provisions  set forth in
Section 2.04(a) and Section 2.04(b) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any breach of the representations and warranties contained in Sections 2.03(a), 2.03(b), 2.03(c) and 2.03(d), respectively, of this Agreement.

          SECTION 2.05.  Execution of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and, concurrently with such assignment, has executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, receipt of which (subject to
Section 2.02) is hereby acknowledged, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.

          SECTION 2.06.  Miscellaneous REMIC Provisions.

          (a) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class PO, Class X-1, Class X-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates are hereby designated as "regular interests", and the Class R Certificates are hereby designated as the single class of "residual interest" in the Trust Fund for purposes of Section 860G(a)(2) of Subchapter M of Chapter 1 of Subtitle A of the Code.

          (b) The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Holder of Class R Certificates evidencing the greatest Percentage Interest in such Class is hereby designated, and by the acceptance of its Class R Certificates agrees to act, as Tax Matters Person.

          (d) The Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns.

          (e) Solely for purposes of satisfying Section 1.860G-l(a)(4)(iii) of the Treasury regulations, and based upon certain assumptions described below, the "latest possible maturity date" of the Regular Certificates is the Latest Possible Maturity Date.


                               ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF THE TRUST FUND

          SECTION 3.01. Servicer to Act as Servicer; Administration of the Trust Fund.

          (a) The Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its good faith reasonable judgment) in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner in which it services and administers single-family mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent institutional mortgage lenders and loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans, and with a view to the maximization of timely recovery of principal and interest on the Mortgage Notes, but without regard to: (i) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor; (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Advances and Servicing Advances; and (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

          Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in its own name, is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral (it being herein acknowledged that the Servicer's obligation to file financing statements and continuation statements is limited to those Mortgage Loans for which an effective financing statement or continuation statement is on file in the appropriate public filing office as determined by the Servicer based solely upon a review of the Mortgage Files and to the related collateral covered thereby); any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. Subject to Section 3.13, the Trustee shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any negligence with respect to, or misuse of, any such power of attorney by the Servicer. The Servicer may at its own expense utilize agents or attorneys-in-fact in performing any of its servicing obligations hereunder, but no such utilization shall relieve the Servicer from any of its obligations hereunder, and the Servicer shall remain responsible for all acts and omissions of any such agent or attorney; provided, however, that the Trustee shall not be deemed the attorney-in-fact of the Servicer hereunder.

          (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect thereof. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. To the extent that a Mortgage Loan does not require a Mortgagor to make payments for taxes, insurance premiums and similar items in escrow, the Servicer shall require that any such payments be made by the Mortgagor in a timely manner as may be required by the related Primary Insurance Policy, if any, and so as to avoid the imposition of a lien senior to that of the related Mortgage. The Servicer shall pay from its own funds any penalties accrued as a result of the failure of a Mortgagor to make such payments.

          (c) In accordance with the servicing standard of this Section 3.01, the Servicer shall advance with respect to each Mortgaged Property all such funds as are necessary for the purpose of effecting the payment of (i) real property taxes, assessments and other similar items that are or may become a lien thereon and (ii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments collected from the related
Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis. All such advances shall be reimbursable in the first instance from related collections from the Mortgagors, and further as provided in Section 3.06. No costs incurred by the Servicer in effecting the payment of real property taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          (d) The Servicer covenants and agrees that it shall (i) not take any action outside the scope of its duties hereunder that would result in (A) a termination of the Trust Fund's status as a REMIC under the REMIC
Provisions or (B) the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund or its assets or transactions; (ii) promptly notify the Depositor, the Trustee and the Tax Matters Person of any event, condition or circumstance of which a Responsible Officer of the Servicer is aware (A) that would require the involvement of the Tax Matters Person or (B) in respect of which the Securities Administrator would be required to act pursuant to Section 10.11; and (iii) cooperate with the Securities Administrator, and provide such information and documentation as the Securities Administrator may from time to time reasonably request, in connection with the performance by the Securities Administrator of its duties under Section 10.11.

          (e) Notwithstanding anything in this Agreement to the contrary, the Servicer shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Fund (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions), the Certificateholders, the Depositor or the Trustee if and to the extent that such costs, liabilities and expenses arise from a failure of the Servicer to perform its obligations under this Agreement.

          SECTION 3.02.  Collection of Certain Mortgage Loan Payments.

          (a) The Servicer shall make efforts (in accordance with the standards set forth in Section 3.01) to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related insurance policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Insurance Policy, hazard insurance policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably questions its ability to enforce the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Servicer may in its sole discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan, and (ii) only upon determining that the coverage of such Mortgage Loan by any applicable insurance policy will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days after the applicable Due Date. In the event of any such arrangement, the Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan then in effect without modification thereof by reason of such arrangements.

          (b) All amounts collected on any Mortgage Loan in the form of payments from Mortgagors, Insurance Proceeds or Liquidation Proceeds of the nature described in clauses (i) and (ii) of the definition thereof shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage and, in the absence of such express provisions, in accordance with the customary practice of the Servicer in respect of mortgage loans held for its own account; provided, however, that such amounts shall not be applied to the items constituting additional servicing compensation as described in
Section 3.14 unless and until all principal and interest then due and payable on such Mortgage Loan has been collected.

          SECTION 3.03.  Establishment of and Deposits to Escrow Account.

              The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of demand accounts. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.04.

          The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

          (iii) all Liquidation Proceeds or REO Revenues in connection with Escrow Payments and property liquidation expenses; and

          (iv) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy.

          The Servicer shall deposit the foregoing collections in the Escrow Account within twenty-four (24) hours of receipt thereof.

               The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.04. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

          SECTION 3.04.  Permitted Withdrawals From Escrow Account.

          Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Servicer for any Servicing Advance relating to taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Insurance Policy premiums and fire and hazard insurance coverage made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

          (iv) to pay interest, if required to Mortgagors on balances in the Escrow Account;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with Section 3.10 hereof;

          (vi) for transfer to the Collection Account of any amounts not required to be otherwise applied pursuant to clauses (i)-(v) above.

          (vii)     to   clear  and  terminate  the  Escrow  Account  on  the
termination of this Agreement; and

          (viii) to remove funds inadvertently placed in the Escrow Account by the Servicer.

          SECTION 3.05.  Establishment of and Deposits to Collection Account.

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of demand accounts. The Collection Account shall be an Eligible Account. The Collection Account shall consist of two sub-accounts: one for collections received with respect to the Group 1 Mortgage Loans and the other for collections received with respect to the Group 2 Mortgage Loans. Funds deposited in the Collection Account may be drawn on by the Servicer in accordance with Section 3.06.

          The Servicer shall deposit in the related sub-account of the Collection Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Closing Date:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments in Full;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Net Mortgage Rate;

          (iii) all Liquidation Proceeds and any amounts received with respect to REO Property;

          (iv) all REO Revenues;

          (v)  all Insurance Proceeds;

          (vi) any amount required to be deposited in the Collection Account from any Escrow Account or Buydown Account; and

          (vii) with respect to each Principal Prepayment in Full an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment in Full, equals one month s interest on the amount of principal so prepaid at the Net Mortgage Rate.

          The Servicer shall deposit the foregoing collections in the Collection Account within forty-eight (48) hours of receipt thereof.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest or assumption fees on the Mortgage Loans need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

          Funds in the Collection Account may only be invested in Permitted Investments in accordance with the provisions set forth in Section 3.07. The Servicer shall give notice in writing to the Servicer and the Trustee of the location of the Collection Account and of any change thereof.

          SECTION 3.06.  Permitted Withdrawals From Collection Account.

          The Servicer shall, from time to time, withdraw funds from the Collection Account for the following purposes:

          (i) to make payments to the Trustee in the amounts and in the manner provided for in Sections 4.01 and 8.05;

          (ii) to reimburse itself for advances of the Servicer s funds made pursuant to Section 4.03, the Servicer s right to reimbursement pursuant to this clause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

          (iii) to reimburse itself or a Servicer for unreimbursed Servicing Advances, and any unpaid Servicing Fees, the Servicer s right to reimbursement pursuant to this clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan;

          (iv) to reimburse itself for any advance of principal and interest previously made which remain unreimbursed in whole or in part following the liquidation or REO Disposition of the related Mortgage Loan or REO Property;

          (v) to transfer funds to another Eligible Account in accordance with Section 3.07 hereof;

          (vi) to pay itself interest on funds deposited in the Collection Account;

          (vii) to remove funds inadvertently placed in the Collection Account by the Servicer; and

          (viii) to clear and terminate the Collection Account upon the termination of this Agreement.

          The Servicer shall keep and maintain separate accounting records for the most recent five fiscal years, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses (ii), (iii) and (iv).

          SECTION 3.07.  Protection of Accounts; Permitted Investments.

          Pursuant to the last paragraph of Section 3.05, any institution maintaining the Collection Account may at the written direction of the Servicer invest the funds as so directed in such account in Permitted Investments, which shall mature not later than the Business Day immediately succeeding each Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than the related Determination Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Servicer (in its capacity as such) or its nominee with respect to the Collection Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Collection Account, shall be for the benefit of the Servicer and shall be withdrawn from the Collection Account on each Servicer Remittance Date. The Servicer shall deposit in the Collection Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.

          The Servicer may transfer the Collection Account or the Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the consent of the Trustee, which consent shall not be withheld unreasonably.

          The Servicer shall bear any expenses, losses or damages sustained by the Trust if the Collection Account and/or the Escrow Account are not demand deposit accounts.

          SECTION 3.08.  Maintenance of Omission and Fidelity Coverage.

          The Servicer shall obtain and maintain at is own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer and its officers and employees in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that is required by FNMA to be maintained by the Servicer if the Servicer were servicing and administering the Mortgage Loans for FNMA under the FNMA Guides. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements of FNMA under the FNMA Guides. Coverage of the Servicer under a policy or bond obtained by an Affiliate of the Servicer and providing the coverage required by this Section 3.08 shall satisfy the requirements of this Section 3.08.

          SECTION 3.09.  (RESERVED)

          SECTION 3.10.  Maintenance of Primary Hazard Insurance.

          The Servicer shall cause to be maintained for each Mortgage Loan with insurance companies satisfactory to it primary hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) the full replacement value of the improvements which are part of such property and (ii) the outstanding principal balance of the related Mortgage Loan, provided, that the Servicer will exercise reasonable efforts to maintain the levels of all coverage in an amount sufficient to prevent loss due to application of any co-insurance clause contained in the related primary hazard insurance policy. Pursuant to
Section 3.05, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts released to the Mortgagor in accordance with customary servicing practices as described in Section 3.01) shall be deposited in the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by
Section 3.06. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan, (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (regardless of whether the area in which such Mortgaged Property is located is participating in such program) and (iii) the full replacement value of the improvements which are part of such Mortgaged Property. The Servicer shall exercise its reasonable efforts to be named as mortgagee under any of the foregoing policies.

          In the event that the Servicer shall cause to be obtained and maintained a blanket policy insuring against hazard losses on all of the Mortgage Loans in an amount consistent with the standard of care set forth in
Section 3.01, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.10, and there shall have been one or more losses which would have been covered by such policy, deposit from its own funds in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. The Servicer agrees to prepare and present, on behalf of itself, the Trust Fund and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          SECTION 3.11.  Enforcement  of   Due-On-Sale  Clauses;   Assumption
                         Agreements.

          The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so, if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code or cause the REMIC to fail to qualify as a REMIC under the Code. If the Servicer is unable to enforce such "due-on-sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and Mortgage and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note and the Mortgage. In connection with the foregoing, the Servicer shall comply with or cause to be complied with any applicable requirements under the related PMI Policy. Any fee collected by or on behalf of the Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage or the Mortgage Note (including but not limited to the Mortgage Interest Rate, the amount of the Monthly Payment, and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee, the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.11, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

          Nothing in this Section 3.11 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

          SECTION 3.12.  Realization Upon Defaulted Mortgage Loans.

          (a) The Servicer shall exercise reasonable efforts, consistent with customary servicing practices as described in Section 3.01, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.02. The Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Trust Fund, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.06. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.06.

          (b) The proceeds of any liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 3.06 or 3.11; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Interest Rate, to the date of the liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, as interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 3.06 or 3.11. The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed advances in accordance with Section 3.06 or 3.11, and second, to the Trustee in accordance with the provisions of Section 4.01, subject to the last paragraph of Section 3.11 with respect to certain excess recoveries from an REO Disposition.

          (c) Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. After reviewing the environmental inspection report, the Servicer shall determine how to proceed with respect to the Mortgaged Property.

          (d) In the event that title to any Mortgaged Property is acquired by REMIC as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the REMIC until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Principal Prepayments in Full and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

          (e) In the event that the REMIC acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property within two years after its acquisition by the REMIC for purposes of Section 860G(a)(8) of the Code or, at the expense of the REMIC, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the REMIC of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC to fail to qualify as a REMIC, in which case the REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no REO Property acquired by the REMIC shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the REMIC in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the REMIC with respect to the imposition of any such taxes.

          (f) The Servicer shall have the right to determine, in accordance with its normal and usual commercial mortgage servicing procedures, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located permits such an action.

          (g) The Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination in respect of a defaulted Mortgage Loan and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee no later than the third Business Day following such Final Recovery Determination

          (h) In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loans, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

          SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files.

          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee and any Custodian by an Officer's Certificate (which certification shall be in the form of a Request for Release and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02(a) have been or will be so deposited) and shall request delivery to it of the Mortgage File. Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee and any Custodian of an exigency) of receipt of such certification and request, the Trustee or such Custodian shall release the related Mortgage File to the Servicer.

          (b) The Trustee or such Custodian, as the case may be, upon request of the Servicer and receipt from the Servicer of a Request for Release, shall release any Mortgage File (or any portion thereof) to the Servicer. Upon return of such Mortgage File to the Trustee, or the delivery to the Trustee of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account pursuant to Section 3.02(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the Request for Release shall be released by the Trustee or such Custodian to the Servicer.

          (c) Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of the Servicer's request therefor, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          SECTION 3.14.  Servicing Compensation.

          As compensation for its activities hereunder, the Servicer shall be entitled to receive the amounts described below (the "Servicing Fee") on each Distribution Date with respect to each Mortgage Loan, subject to Section
3.20. As to each such Mortgage Loan, the Servicer shall be entitled to accrue a fee at the Servicing Fee Rate and shall be computed on the basis of Stated Principal Balance of such Mortgage Loan and the Accrual Period for such Distribution Date. In addition, the Servicer shall be entitled to
receive  any  Simple   Interest  Excess  for  any  Mortgage   Loan  for  such
Distribution Date not required to be deposited into the Simple Interest Reserve Funds and excess interest resulting from a Principal Prepayment in Full received after the related Scheduled Collection Period and before the end of the related Unscheduled Collection Period to the extent not required to make any distribution required to be made pursuant to clauses (a)(i) -
(a)(iv) of Section 4.01. The Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. The "Simple Interest Excess" for any Mortgage Loan and any Distribution Date shall equal the excess, if any, of interest payments on such Mortgage Loan received during the immediately preceding Scheduled Collection Period calculated based on the actual number of days since the prior payment by the related Mortgagor and a 365-day year over interest which would have accrued on such Mortgage Loan calculated on the basis of a 360-day year with twelve 30-day months. As to each such Mortgage Loan, the Servicing Fee shall be payable monthly from payments of interest on such Mortgage Loan. The Servicer shall be entitled to recover unpaid Servicing Fees in respect of any Mortgage Loan out of related Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.06.

          The Servicer shall be required to pay all expenses incurred by it in connection with its Servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

          SECTION 3.15.  (RESERVED)

          SECTION 3.16.  Annual Statement as to Compliance.

          The Servicer will deliver to the Trustee, with a copy to the Depositor, on or before March 31 of each year, beginning in March 1999, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Servicer has received no notice regarding qualification, or challenging the status, of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body.

          SECTION 3.17.  Reports by Independent Public Accountants.

          On or before March 31 of each year, beginning in March 1999, the Servicer, at its expense, shall cause a firm of nationally recognized Independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans by the Servicer pursuant to an agreement substantially similar to this Agreement and that their examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, disclosed no exceptions or errors in records relating to the servicing of the Mortgage Loans pursuant to an agreement substantially similar to this Agreement that in their opinion are material, except for such exceptions as are set forth in their statement.

          SECTION 3.18.  Access to Certain Documentation.

          The Servicer shall provide to the Trustee, and to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans which may be required by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Servicer designated by it.

          SECTION 3.19.  Title, Conservation and Disposition of REO Property.

          The Servicer shall manage, conserve, protect and operate each REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. The Servicer shall notify the Trustee from time to time as to the status of each REO Property.

          The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property in an REO Account separate and apart from its own funds and general assets or shall deposit such funds in the Collection Account.

          The Servicer shall deposit net of reimbursement to the Servicer for any related outstanding Servicing Advances, any related unreimbursed Advances and unpaid Servicing Fees provided in Section 3.06 hereof, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

          The Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.12.

          SECTION 3.20.  Reduction   of  Servicing   Compensation  to   Cover
                         Prepayment Interest Shortfalls and Simple Interest Shortfalls.

          The Servicing Fee shall be reduced for each Distribution Date, without any right of reimbursement therefor, by an amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments in Full received during the most recently ended Unscheduled Collection Period and (ii) the total amount of Servicing Fee otherwise received in respect of the related such Distribution Date. In addition, the Servicing Fee shall be reduced for each Distribution Date, without any right of reimbursement therefor except as otherwise provided herein, by an amount equal to the lesser of (i) the aggregate amount of the Adjusted Simple Interest Shortfalls for the related Distribution Date and (ii) the Net Servicing Fee for such Distribution Date. The "Simple Interest Shortfall" for any Mortgage Loan and any Distribution Date shall equal the excess, if any, of the interest accrued on such Mortgage Loan during the immediately preceding related Due Period at the applicable Mortgage Rate calculated on the basis of a 360-day year with twelve 30-day months over the interest accrued thereon calculated on the basis of the actual number of days in such Due Period and a 365-day year.

          SECTION 3.21.  Subservicing   Agreements   Between   Servicer   and
                         Subservicers.

          (a) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder. Each Subservicer shall be either (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.26. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer shall remain obligated under the related Subservicing Agreement. The Servicer and the Subservicers may make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee or the Certificateholders, without their consent.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Certificateholders, shall use its best efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the cost of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

          SECTION 3.22.  Successor Subservicers.

          The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without limitation by virtue of this Agreement. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under
Section 3.21. If the Servicer enters into a Subservicing Agreement with a successor Subservicer, the Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Servicer may, in the exercise of its business judgment, release the terminated Subservicer form liability for such representations and warranties.

          SECTION 3.23.  Liability of the Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.24. No Contractual Relationship Between Subservicers and Trust Fund.

          Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and none of the Trust Fund, the Trustee or the Certificateholders shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer or the Subservicing Agreements except upon assumption of the rights and obligations of the Servicer pursuant to Section 3.25.

          SECTION 3.25. Assumption or Termination of Subservicing Agreements by Trustee.

          In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Trustee prior to the Trustee assuming such rights and obligations, unless the Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer s interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements, and the Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as Servicer.

          The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

          SECTION 3.26.  Subservicing Accounts.

          In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Servicer shall cause the Subservicer pursuant to the Subservicing Agreement to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be a segregated Eligible Account and shall otherwise be acceptable to the Servicer. All amounts held in a Subservicing Account shall be held in trust for the benefit of the Certificateholders. Except as provided in the last sentence of this paragraph, the Subservicer will be required to deposit into the Subservicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Subservicer, including the proceeds of any Principal Prepayment in Full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds, less its servicing compensation (which shall in no event exceed the Servicing
Fee) and any unreimbursed expenses and advances, to the extent permitted by the Subservicing Agreement. On each remittance date required under the applicable Subservicing Agreement (each a "Subservicer Remittance Date") the Subservicer will be required to remit to the Servicer for deposit in the Collection Account all funds held in the Subservicing Account with respect to any Mortgage Loan as of the Subservicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Subservicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Subservicer Remittance Date the Subservicer will be required to remit to the Servicer any amounts required to be advanced pursuant to the related Subservicing Agreement. The Subservicer will also be required to remit to the Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment in Full made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

          Any institution maintaining the Subservicing Account may at the written direction of the Servicer invest the funds as so directed in such account in Permitted Investments, which shall mature not later than the Business Day immediately preceding the Subservicer Remittance Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Subservicer Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Servicer (in its capacity as servicer hereunder) or its nominee with respect to the Subservicing Account. All income and gain realized from any such investment, as well as any interest earned on deposits, in the Subservicing Account, shall be for the benefit of the Servicer. The Servicer shall deposit in the Subservicing Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss.

          SECTION 3.27.  Simple Interest Reserve Funds.

          (a) On or prior to the Closing Date, the Trustee shall establish with itself and maintain an account referred to herein as the "Simple Interest Reserve Funds" for the benefit of the Certificateholders. The
Simple Interest Reserve Funds shall consist of two accounts, the REMIC Reserve Fund and the Outside Reserve Fund. Simple Interest Reserve Funds and any amount on deposit therein shall be a part of the Trust Fund . However, only the REMIC Reserve Fund will be an asset of the REMIC. The REMIC Reserve Fund is intended to be a "qualified reserve fund" within the meaning of section 860G(a)(7) of the Code. The Outside Reserve Fund shall be treated as a reserve fund that will not be part of the REMIC. The Outside Reserve Fund (including any investment earnings thereon) will be treated as owned by the Servicer and any earnings on such account shall be taxable to the Servicer.

          (b) No later than two business days following the Closing Date, the Servicer shall deliver to the Trustee for deposit into the REMIC Reserve Fund and the Trustee shall deposit therein $105,000 (the "Initial Reserve Amount"). Thereafter, on each Distribution Date in December and January of each year, the Trustee shall deposit into the REMIC Reserve Fund the lesser of (a) any Simple Interest Excess in excess of any Simple Interest Shortfall for the related Distribution Date and (b) $52,500. On each Distribution Date, the Trustee shall deposit into the Outside Reserve Fund an amount equal to the lesser of (a) any Simple Interest Excess in excess of any Simple Interest Shortfalls for such Distribution Date reduced by the aggregate amount of adjustments in reduction of the servicing compensation pursuant to the second section of 3.20 in connection with Simple Interest Shortfalls over the aggregate amount of Simple Interest Excess for any prior Distribution Date distributed to the Servicer as additional compensation pursuant to
Section 3.14 and (b) the amount by which the Reserve Fund Required Amount exceeds amounts on deposit in the Simple Interest Reserve Funds after giving effect to any withdrawals therefrom and any other deposits therein. On each Distribution Date, the Trustee shall withdraw the Reserve Fund Draw Amount first, from the REMIC Reserve Fund, and second, if the Reserve Fund Draw Amount exceeds such funds, from the Outside Reserve Fund, deposit such amount into the Distribution Account for distribution pursuant to Section 4.01.

          (c) Amounts on deposit in the REMIC Reserve Fund shall be withdrawn on the Distribution Date in March of each year to the extent not otherwise withdrawn to cover Simple Interest Shortfalls. All funds withdrawn from the REMIC Reserve Fund shall be deposited into the Outside Reserve Fund upon withdrawal to the extent necessary to fund the Outside Reserve Fund up to the Reserve Fund Required Amount for the related Distribution Date after giving effect to all withdrawals therefrom on or prior to such Distribution Date and the amount so deposited shall be deemed part of the Servicing Fee. Amounts deposited into the REMIC Reserve Fund pursuant to clause (b) above no later than two business days following the Closing Date shall be withdrawn from the REMIC Reserve Fund pursuant to this clause (c) on June 30, 1998 to the extent not previously withdrawn in connection with a Simple Interest Shortfall.

          (d) Amounts held in the Simple Interest Reserve Funds shall be invested in Permitted Investments as directed in writing by the Servicer that mature no later than the Business Day prior to the next Distribution Date (except that any investment in the institution with which the Simple Interest Reserve Funds is maintained may mature not later than 11:00 A.M. New York time on such Distribution Date) and shall not be sold or disposed of prior to its maturity. Any reinvestment earnings on amounts on deposit in the Simple Interest Reserve Funds shall be credited thereto.

          (e)   To the  extent  amounts on  deposit  in the  Simple  Interest
Reserve Funds on any Distribution Date after giving effect to required withdrawals therefrom and deposits therein on or prior thereto, exceed the Reserve Fund Required Amount, funds may be withdrawn from the Outside Reserve Fund to such extent. Amounts on deposit in the REMIC Reserve Fund may not be withdrawn therefrom pursuant to this clause (e).

          (f) Upon termination of the Trust Fund, all amounts on deposit in the Outside Reserve Fund shall be released and transferred by the Trustee to the Servicer free and clear of any claim or interest.

          SECTION 3.28.  Year 2000 Compliance.

          The Servicer hereby covenants that its computer and other systems used in servicing the Mortgage Loans will be modified to operate in a manner such that on and after January 1, 2000 (i) the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof. The Servicer shall certify in writing to the Trustee no later than September 30, 1999 that it is in compliance with this Section 3.28 and that the Servicer's computer and other systems have been modified as required herein for purposes of operation from January 1, 2000.


                                 ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

          SECTION 4.01.  Distributions.

          (a) The Trustee shall establish and maintain a Distribution Account for all amounts remitted by the Servicer. The Distribution Account shall be an Eligible Account. On each Servicer Remittance Date, the Servicer shall remit amounts on deposit in the Collection Account, to the extent of the Available Distribution Amount for each Certificate Group, to the Trustee for deposit into the Distribution Account. On each Distribution Date, the Trustee shall first withdraw from the Distribution Account an amount equal to any net investment income earned on amounts on deposit in the Distribution Account as partial compensation for its services and then shall apply the remaining amount of the Available Distribution Amount for each Certificate Group on deposit in the Distribution Account to distribution on the Certificates in the related Certificate Group in the following order of priority:

          (i) to distributions of interest on the Class A Certificates, the Class X Certificates and the Class R Certificates in the related Certificate Group, on a pro rata basis based on Accrued Certificate
     Interest in respect of the Class A Certificates, the Class X Certificates and the Class R Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates, except as otherwise set forth in Section 4.01(c);

          (ii) to the Net Simple Interest Shortfall Carry Forward Amount, if any, on the Class A Certificates, the Class X Certificates and the Class R Certificates in the same manner as distribution of interest pursuant to clause (i) above;

          (iii) concurrently, to distributions of principal of (x) the Class A Certificates (other than the Class PO Certificates) in the related Certificate Group, in an amount, not to exceed the respective Class Balances thereof outstanding immediately prior to such Certificate Group and Distribution Date, equal to the Class A Principal Distribution Amount for such Certificate Group and Distribution Date in the order set forth in Sections 4.01(b) and 4.01(c) and (y) the Class PO Certificates, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date, equal to the Class PO Principal Distribution Amount for such Certificate Group and such Distribution Date, on a pro rata basis based on such Class A Principal Distribution Amount and such Class PO Principal Distribution Amount;

          (iv) from the remaining Available Distribution Amount for both Loan
     Groups:

               (A)  to   distributions   of  interest   on   the  Class   B-1
          Certificates, in the amount equal to all Accrued Certificate Interest in respect of the Class B-1 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (B) to distributions of interest to the Class B-2 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-2 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (C) to distributions of interest to the Class B-3 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-3 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (D) to distributions of interest to the Class B-4 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-4 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (E) to distributions of interest to the Class B-5 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-5 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (F) to distributions of interest to the Class B-6 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-6 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (G) to distributions of interest to the Class B-7 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-7 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (H) to distributions of interest to the Class B-8 Certificateholders, in the amount equal to all Accrued Certificate Interest in respect of the Class B-8 Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates;

               (I)  to   distributions  of   principal   of   the  Class   PO
          Certificates in an amount up to the Class PO Additional Distribution Amount for such Distribution Date from amounts otherwise distributable as principal to the Class B Certificates;

               (J) to distributions of the Net Simple Interest Shortfall Carry Forward Amount, if any on the Class B Certificates in the same order as distributions of interest thereon pursuant to clauses
          (A) through (H) above;

               (K) to distributions of principal to the Class B-1 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates;

               (L) to distributions of principal to the Class B-2 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates;

               (M) to distributions of principal to the Class B-3 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates;

               (N) to distributions of principal to the Class B-4 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional
          Distribution  Amount  for   the  Class  PO Certificates;

               (O) to distributions of principal to the Class B-5 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates;

               (P) to distributions of principal to the Class B-6 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates;

               (Q) to distributions of principal to the Class B-7 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates; and

               (R) to distributions of principal to the Class B-8 Certificateholders, in an amount, not to exceed the Class Balance thereof outstanding immediately prior to such Distribution Date for such Distribution Date, equal to the related Class B Principal Distribution Amount for such Distribution Date, reduced by the amount, if any, necessary to pay the Class PO Additional Distribution Amount for the Class PO Certificates.

          (v) from the remaining Available Distribution Amount for either Certificate Group, to distributions to the Class R Certificateholders, in an amount equal to the balance, if any.

          (b) (i) Prior to the Credit Support Depletion Date for the Group 1 Certificates, distributions of the Class A Principal Distribution Amount for the Group 1 Certificates (other than the Class PO Certificates) shall be made as follows:

          (A) first, to the Class R Certificates, until the Class Balance thereof is reduced to zero;

          (B) second, to the Class A-4 Certificates, the Class A-4 Percentage Amount, provided that if, after distribution of interest on such Class A Certificates, such Class A Principal Distribution Amount exceeds the balance of the Available Distribution Amount for the Group 1 Certificates, the amount distributed on the Class A-4 Certificates pursuant to this clause (A) shall be reduced by an amount equal to the Class A-4 Certificates' pro rata share, based on the Class Balance of such Class A Certificates (other than the Class PO Certificates), of such excess;

          (C) third, sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the related Class Balance is reduced to zero; and

          (D) fourth, to the Class A-4 Certificates, until the Class Balance thereof is reduced to zero.

          (ii) Prior to the Credit Support Depletion Date for the Group 2 Certificates, distributions of the Class A Principal Distribution Amount for the Group 2 Certificates shall be made to the Class A-5 Certificates until the Class Balance thereof is reduced to zero.

          (c) On or after the Credit Support Depletion Date, distribution of the Class PO Principal Distribution Amount for the related Certificate Group to the Class PO Certificates and of the Class A Principal Distribution Amount for the related Certificate Group to the Class A Certificates (other than the Class PO Certificates in such Certificate Group) shall be made pro rata based on such Class PO Principal Distribution Amount and such Class A Principal Distribution Amount; and the distribution of such Class A Principal Distribution Amount to each Class of the Class A Certificates (other than the Class PO Certificates) in the related Certificate Group shall be made pro rata based on their respective Class Balances.

          (d) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Closing
Date) and is the registered owner of Certificates the aggregate initial Certificate Balance of which is at least $1,000,000 or 100% of the Class Balance of the related Class of Certificates, or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Holders of the Class B Certificates to receive distributions in respect of such Certificates, and all rights of the Holders of the Class B Certificates in and to such distributions, shall be subject and subordinate to the preferential rights of the Holders of the Class A Certificates; all rights of the Holders of a Class of Class B Certificates to receive distributions in respect of such Certificates, and all rights of the Holders of such Class of Class B Certificates in and to such distributions shall also be subject and subordinate to the preferential rights of the Holders of the Class A Certificates and Class B Certificates with a lower numerical designation to the extent set forth herein; and

          (f) Except as otherwise provided in Section 9.01, whenever the Paying Agent expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Paying Agent shall, no later than the related Record Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

          (i) the Paying Agent expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

          (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Paying Agent as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(d).

          (g) Amounts on deposit in the Distribution Account may only be invested by the Trustee or its agent in Permitted Investments.

          SECTION 4.02.  Statements to Certificateholders.

          (a) On the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, by electronic means in a format agreed upon by the Servicer and the Trustee, a Remittance Report with respect to the related Distribution Date. Such Remittance Report will include (i) the amount of Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of Advances outstanding after giving effect to such Advances, and the aggregate amount of Nonrecoverable Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by
Section 4.01 and to prepare the statements to Certificateholders contemplated by this Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

          (b) On each Distribution Date, the Trustee shall forward by mail to each Holder a statement as to the distributions made on such Distribution Date setting forth, provided that the Servicer provides such information to the Trustee on a timely basis:

          (i) the amount of the distribution on such Distribution Date to the Holders of Certificates of each Class in respect of principal, if any;

          (ii) the amount of the distribution on such Distribution Date to Holders of Certificates of each Class in respect of interest, if any (including without limitation, any interest for prior Distribution Dates);

          (iii) the total distribution on such Distribution Date to the Holders of Certificates of each Class;

          (iv) the Class Distribution Factor for such Distribution Date for each Class;

          (v) the Scheduled Principal Amount and Unscheduled Principal Amount for each Certificate Group and such Distribution Date;

          (vi) the aggregate amount of Advances made in respect of each Loan Group and such Distribution Date, and the aggregate amount of unreimbursed Advances at the close of business on such Distribution Date for each Loan Group;

          (vii) the aggregate Stated Principal Balance of (a) the Mortgage Loans, (b) the Group 1 Mortgage Loans and (c) the Group 2 Mortgage Loans, outstanding immediately following such Distribution Date;

          (viii) the number, aggregate principal balance, weighted average remaining term to maturity, weighted average Mortgage Rate and weighted average Net Mortgage Rate of (a) the Mortgage Loans, (b) the Group 1 Mortgage Loans and (c) the Group 2 Mortgage Loans, as of the commencement of each Unscheduled Collection Period related to such Distribution Date;

          (ix) the number and aggregate principal balance of (a) Mortgage Loans, (b) the Group 1 Mortgage Loans and (c) the Group 2 Mortgage Loans, (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, and (D) as to which foreclosure proceedings have been commenced;

          (x) with respect to any Mortgage Loan as to which a Liquidation Event occurred during the related Due Period (other than a payment in full), (A) the aggregate amount of Liquidation Proceeds received, (B) the portion of such Liquidation Proceeds payable or reimbursable to the Servicer in respect of such Mortgage Loan, (C) the amount of any Realized Losses to Certificateholders and (D) the related Mortgage Loan Group;

          (xi) with respect to each REO Property included in the Trust Fund as of the end of the related Unscheduled Collection Period, (A) the book value of such REO Property, (B) the Stated Principal Balance of the related REO Loan immediately following such Distribution Date, (C) the aggregate amount of unreimbursed Servicing Advances and unreimbursed Advances in respect thereof and (D) the related Loan Group;

          (xii) with respect to any REO Property as to which an REO Disposition occurred during the related Due Period, (A) the aggregate amount of Liquidation Proceeds received, (B) the portion of such Liquidation Proceeds payable or reimbursable to the Servicer in respect of such REO Property or the related REO Loan or the related Mortgage Loan, (C) the amount of any loss to Certificateholders in respect of the related REO Loan and (D) the related Mortgage Loan Group;

          (xiii) the Class Balance (or Notional Balance, as applicable) of each Class of Certificates immediately before and immediately after such Distribution Date and the total amount of the reduction of each Class of Certificates for such Distribution Date;

          (xiv) the Fraud Losses, Bankruptcy Losses, Special Hazard Losses, the Excess Fraud Losses, the Excess Bankruptcy Losses, the Excess Special Hazard Losses, Extraordinary Losses and Realized Losses for the related Unscheduled Collection Period and the aggregate amount of Realized Losses since the Cut-off Date for (A) the Mortgage Loan, (B) Loan Group 1 and (C) Loan Group 2;

          (xv) the Class A Principal Distribution Amount and the Class B Principal Distribution Amount for each Certificate Group and such Distribution Date;

          (xvi) the aggregate amount of Principal Prepayments in Full made during the related Unscheduled Collection Period, the aggregate amount deposited into the Collection Account by the Servicer in respect of any Prepayment Interest Shortfalls incurred during the related
     Collection Period and any Prepayment Interest Shortfall for such Distribution Date for (A) the Mortgage Loan, (B) Loan Group 1 and (C) Loan Group 2;

          (xvii) the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date;

          (xviii)   the aggregate  amount of  servicing compensation  paid to
     the Servicer for such Distribution Date for (A) the Mortgage Loan, (B) Loan Group 1 and (C) Loan Group 2;

          (xix) other fees, expenses and withdrawals related to the Unscheduled Collection Period indicating whether such amounts relate to Loan Group 1 or Loan Group 2;

          (xx) notice as to any failure during the related Unscheduled Collection Period on the part of the Depositor to repurchase any Mortgage Loan that was then required to be so repurchased for a breach of representation or warranty; and

          (xxi)     amounts  contained  in  the  Simple  Interest   Shortfall
     Reserve Funds for such Distribution Date.

In the case of information furnished pursuant to subclauses (i) and (ii), the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate.

          Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate a statement containing the information set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

          On each Distribution Date, the Trustee shall forward to the Depositor and to each Rating Agency the reports forwarded to the Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Certificates on such Distribution Date.

          Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Trustee's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Rules and Regulations under the Securities Act of 1933, as amended.

          SECTION 4.03.  Advances.

          (a) On or before 4:00 p.m., New York City time, on each Servicer Remittance Date, the Servicer shall either (i) deliver to the Trustee for deposit into the Distribution Account from its own funds an amount equal to the aggregate amount of Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Collection Account for future distribution in discharge of any such obligation to make Advances, or (iii) make Advances in the form of any combination of (i) or (ii) aggregating the total amount of Advances to be made. Any amounts held in the Collection Account for future distribution and so used to make Advances shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such Advances were made).

          (b) The aggregate amount of Advances to be made by the Servicer in respect of any Distribution Date shall, subject to subsection (c) below, equal the aggregate of: the interest portion of all Monthly Payments for any Mortgage Loan due on the related Due Date in the related Scheduled Collection Period and which were not paid during such Scheduled Collection Period.

          (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement other than the next succeeding paragraph, and with respect to any Mortgage Loan or REO Loan, shall continue (except as set forth in the immediately succeeding paragraph) until the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event with respect thereto are to be distributed.

          Notwithstanding anything herein to the contrary, no Advance shall be required to be made hereunder if such Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Depositor and the Trustee no later than the Business Day following such determination.

          SECTION 4.04.  Allocation  of   Realized  Losses  and   Net  Simple
                         Interest Shortfalls.

          (a) Prior to each Distribution Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Liquidation Event, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the Unscheduled Collection Period related to such Distribution Date and the total amount of Net Simple Interest Shortfalls, if any, that occurred during the Scheduled Collection Period related to such Distribution Date. The amount of each Realized Loss shall be evidenced by an Officer's Certificate. All such Realized Losses other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, and all such Net Simple Interest Shortfalls, shall be allocated as follows: first, to the Class B-8 Certificates until the Class Balance thereof has been reduced to zero; second, to the Class B-7 Certificates until the Class Balance thereof has been reduced to zero; third, to the Class B-6 Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class B-5 Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class B-4 Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class B-3 Certificates until the Class Balance thereof has been reduced to zero; seventh, to the Class B-2 Certificates until the Class Balance thereof has been reduced to zero; eighth, to the Class B-1 Certificates until the Class Balance thereof has been reduced to zero; and thereafter if such Realized Losses are on a Discount Mortgage Loan, to the
Class PO Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class PO Certificates) on a pro rata basis, as described below. The Discount Fraction of any such Realized Losses on Discount Mortgages in a Loan Group will be allocated to the Class PO Certificates and the remainder of such Realized Losses will be allocated among the remaining Certificates, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A and Class B Certificates on a pro rata basis, as described below.

          (b) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificate on the basis of their then outstanding Class Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or to each such class of Certificates based on the Accrued Certificate Interest thereon for such Distribution Date in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Class Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Class Balance" made by operation of the provisions of Section 4.01(a). Allocations of the interest portions of Realized Losses and Net Simple Interest Shortfalls shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01(a). Any allocation of Realized Losses (other than Debt Service Reductions) to a Class of Certificates will be made by reducing the Class Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

          SECTION 4.05. Reports of Foreclosures and Abandonment of Mortgaged Property.

          The Servicer shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officer's Certificate, with a copy of such reports attached thereto, on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.


                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.

          (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibit A-1. The Certificates will be issuable in registered form only. The Certificates will be issuable only in minimum denominations corresponding to initial Certificate Balances as of the Closing Date of not less than (a) $25,000 in the case of the Senior Certificates (other than the Class A-2, Class PO and Class X Certificates), (b) $1,000 in the case of the Class A-2 Certificates, (c) $100,000 in the case of the Class PO Certificates, (d) $250,000 in the case of the Class B Certificates (other than the Class B-4 Certificates), and (e) $200,000 in the case of the class B-4 Certificates, and integral multiples of $1,000 in excess thereof; provided, however, that if the Original Class Balance of any such Class does not equal an integral multiple of $1,000, then a single additional Certificate of such Class may be issued in a denomination corresponding to an initial Certificate Balance as of the Closing Date that includes the excess of (i) the Original Class Balance of such Class over (ii) the related minimum denomination. The Class X Certificates will be issuable only in minimum denominations corresponding to initial Certificate Notional Balances of not less than $250,000 and integral multiples of $1,000. Only one Class R Certificate may be outstanding at any time.

          (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (c) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class PO, Class X-1, Class X-2, Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class PO, Class X-1, Class X-2, Class B-1, Class B-2 and Class B-3 Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Securities Administrator nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          SECTION 5.02.  Registration   of    Transfer   and    Exchange   of
                         Certificates.

          (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Registrar shall maintain an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange. The Trustee shall act as Certificate Registrar unless it appoints a successor hereunder. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

          (b) No transfer of any Class B-4, Class B-5, Class B-6, B-7 or Class B-8 Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is of a Class B-4, Class B-5, Class B-6, Class B-7 or Class B-8 Certificate and is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 hereto and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit C-2 hereto; and (ii) in all other cases, (A) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar in their respective capacities as such), (B) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-3 hereto and (C) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit C-4 hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class B-4, Class B-5, Class B-6, Class B-7 or Class B-8 Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class B-4, Class B-5, Class B-6, Class B-7 or Class B-8 Certificate without registration or qualification. Any Holder of a Class B-4, Class B-5, Class B-6, Class B-7 or Class B-8 Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (c) No transfer of a Class B or Class R Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class B or Class R Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class B or R Certificate to certify that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class B or Class R Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan or if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60.

          (d) No transfer of any Class R Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit D-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Class R Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form attached as Exhibit D-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Class R Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer of a Class R Certificate shall be in violation of the provisions of this Section 5.02(d), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of such Class R Certificate was not in fact permitted by this Section 5.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee and the Securities Administrator shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is not permitted by this Section 5.02(d) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(d) at the time it became a Holder all payments made on such Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

          (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (i) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04.  Persons Deemed Owners.

          The Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

          SECTION 5.05.  Appointment of Paying Agent.

          The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers. The Trustee shall act as Paying Agent unless it appoints a successor hereunder.


                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

          SECTION 6.01.  Liability of the Depositor and the Servicer.

          The Depositor and the Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor and the Servicer herein.

          SECTION 6.02. Merger, Consolidation or Conversion of the Depositor or the Servicer.

     Subject to the following paragraph, the Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Depositor or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

          SECTION 6.03.  Limitation  on  Liability   of  the  Depositor,  the
                         Servicer and Others.

          Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer pursuant to any Section hereof, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or gross negligence in the performance of duties. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed
            ----- -----
and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (i) related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement); (ii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of duties;
(iii) incurred in connection with any violation by it of any state or federal securities law; or (iv) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of this Agreement. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06.

          SECTION 6.04.  Servicer Not to Resign.

          The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

          SECTION 6.05. Rights of the Depositor in Respect of the Servicer.

          The Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon reasonable request, the Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Servicer possesses, and which it is not prohibited by law from disclosing, regarding its business, affairs, property and condition, financial or otherwise. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder or exercise the rights of the Servicer hereunder; provided, however, that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.


                                 ARTICLE VII

                                   DEFAULT

          SECTION 7.01.  Events of Default.

          "Event of Default", wherever used herein, means the occurrence and continuance of any one of the following events:

     (i) any failure by the Servicer to remit to the Trustee any payment required to be made under the terms of this Agreement, including the Trustee Fee, and such failure shall continue unremedied for a period of five (5) days after the date upon which written notice of such failure, requiring such failure to be remedied, shall be given to the Servicer by the Depositor and the Trustee by Holders of Certificates evidencing an aggregate Percentage Interest in any Class of Certificates not less than 25%.

     (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or by the Custodian, or to the Servicer (with a copy to the Depositor and the Trustee) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

     (iii)     any  breach of the representations and warranties contained in
Section 2.03(b) which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or the Trustee, or to the Servicer (with a copy to the Depositor and the Trustee) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

     (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

     (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (vii) the Servicer ceases to meet the qualifications of a FNMA or FHLMC lender; or

     (viii) the Servicer shall notify the Trustee pursuant to Section 4.03 that it is unable to deposit in the Distribution Account an amount equal to the P&I Balance;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, in the case of an Event of Default described in clauses (i)-(iii) or (vii) hereof, at least 51% of the Voting Rights of any affected Class of Certificates or, in the case of any Event of Default described in clauses (iv), (v), (vii) or (viii) hereof of which a Responsible Officer of the Trustee has actual notice, the Trustee shall, by notice in writing to the Servicer, with a copy of such notice to the Depositor, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Servicer's functions hereunder, and to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer within two Business Days to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Servicer to the Collection Account or, if established, the REO Account or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise).

          SECTION 7.02.  Trustee to Act; Appointment of Successor.

          On and after the time the Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer by the terms and provisions hereof including without limitation, the Servicer's obligation to make Advances; provided that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make such Advances pursuant to Section 4.03; and provided, further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information or monies required by Section 7.01 shall not be considered a default by the
Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Servicer hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Collection Account or, if established, the REO Account if the Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, which is a FNMA or FHLMC approved mortgage servicing institution, having a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Except with respect to an appointment provided below, no appointment of a successor to the Servicer hereunder shall be effective until the assumption of the successor to the Servicer of all the responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding the above, the Trustee shall, if it is prohibited by law or regulation from making advances regarding delinquent mortgage loans, promptly appoint any established mortgage loan servicing institution, which is a FNMA or FHLMC approved mortgage servicing institution, having a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder (including without limitation, the obligation to make Advances pursuant to Section 4.03), which appointment will become effective immediately. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Depositor, the Trustee, the Custodian, if any, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          SECTION 7.03.  Notification to Certificateholders.

          (a) Upon any such termination pursuant to Section 7.01 above or any appointment of a successor to the Servicer pursuant to Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and each Rating Agency.

          (b) Not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default or 5 Business Days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

          SECTION 7.04.  Waiver of Events of Default.

          The Holders representing at least 66 2/3% of the Voting Rights evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) of Section 7.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

          SECTION 7.05.  Additional  Remedies   of  Trustee  Upon   Event  of
                         Default.

          During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the
Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of Trustee.

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights (or any lesser amount of Holders entitled to direct the Trustee under this Agreement or under applicable law) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if any such taxes under this Section 8.01(d) arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          SECTION 8.02.  Certain Matters Affecting the Trustee.

          (a)  Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or
     defend any litigation hereunder or in relation hereto at  the   request,
     order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (iv) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

          (vii) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

          (viii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement; and

          (ix) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee or an Affiliate of the Trustee is acting as Certificate Registrar), the Servicer or the Depositor.

          (b) Following the Startup Day, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained an Opinion of Counsel, at no expense to the Trustee or the Trust Fund, to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          SECTION 8.03.  Trustee Not  Liable  for  Certificates  or  Mortgage
                         Loans.

          The recitals contained herein and in the Certificates, other than the Certificate of Authentication, shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loans or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor or the Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

          SECTION 8.04.  Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          SECTION 8.05.  Fees  and Expenses  of  Trustee; Indemnification  of
                         Trustee.

          (a) As reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, the Trustee shall be entitled to (i) a fee as described below (the "Trustee Fee") and (ii) any investment income earned on amounts on deposit in the Distribution Account. The Trustee Fee shall accrue at the Trustee Fee Rate and shall be computed on the basis of Stated Principal Balance on each Mortgage Loan and the Accrual Period for each Distribution Date. The Trustee Fee shall be remitted to the Trustee by the Servicer on the Servicer Remittance Date and shall be deducted by the Servicer from the Servicing Fee or otherwise paid by the Servicer from its own funds. To the extent the Servicer does not remit all amounts required to be remitted to the Trustee on a Servicer Remittance Date by the second Business Day following such Servicer Remittance Date, the Servicer shall pay the Trustee, as additional compensation, interest on the amount not remitted at a rate equal to the interest rate quoted for commercial paper rated A-1+ by Standard & Poor's Ratings Group issued at or about such time and mutually agreeable to the Servicer and the Trustee. Amounts on deposit in the Distribution Account shall be invested by the Trustee in Permitted Investments of its choice. The Trustee shall deposit into the Distribution Account from its own funds any investment losses suffered as a result of the investment of such funds.

          (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Collection Account or the Distribution Account for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Trustee with respect to this Agreement or the Certificates (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder, or as may arise from a breach of any representation or warranty of the Trustee set forth herein, or as may be covered under Section 8.05(c)); provided, however, that with respect to any third party claim:

               (i) the Trustee shall have given the Servicer and the Depositor written notice thereof promptly after the Trustee shall have knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer and the Depositor in preparing such defense; and

               (iii)     notwithstanding  anything to  the  contrary in  this
     Section 8.05, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Servicer and the Depositor, which consent shall not be unreasonably withheld.

          Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee pursuant to any federal, state or local environmental statute. The indemnity provided for in this Section 8.05(b) shall be prior in right to all other withdrawals from the Collection Account pursuant to Section 3.06(a).

          (c) The Servicer shall indemnify the Trustee for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising in respect of the Servicer's acts or omissions in connection with its performance of its duties under this
Agreement or the Certificates (including without limitation servicing, foreclosures or liquidations, and any resultant liability therefrom) (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder).

          (d)  The   provisions  of  this  Section  8.05  shall  survive  the
termination of this Agreement.

          SECTION 8.06.  Eligibility Requirements for Trustee.

          The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates or the Servicer and its Affiliates.

          SECTION 8.07.  Resignation and Removal of the Trustee.

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Servicer.

          (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders by the Servicer.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08.  Successor Trustee.

          (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Servicer, the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance (i) such successor trustee shall be eligible under the provisions of Section 8.06, and (ii) the short-term unsecured debt obligations of such successor (or, in the case of the principal depository institution in a depository institution holding company, the short-term unsecured debt obligations of such depository institution holding company) are rated in the highest short-term rating category by each Rating Agency.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and each Rating Agency. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

          SECTION 8.09.  Merger or Consolidation of Trustee.

          Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

          SECTION 8.11.  Appointment of Custodians.

          (a) The Trustee may, with the consent of the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Subject to the other provisions of this Article VIII, the Trustee agrees to enforce the terms and provisions of Sections 2.01 and 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the initial Custodian hereunder in connection with the retention of Mortgage Files. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder.

          (b) The Trustee hereby appoints Norwest Bank Minnesota, N.A. as initial Custodian. In connection therewith, the Custodian shall as agent for the Trustee:

          (i) hold and maintain the Mortgage Files, in trust, for the exclusive use and benefit of present and future Certificateholders;

          (ii) segregate the Mortgage Files and keep them separate and apart from the Custodian's own assets;

          (iii) maintain accurate records with respect to the Mortgage Files clearly reflecting the respective interests therein of the Trustee and the Certificateholders;

          (iv) hold and maintain the Mortgage Files with the Custodian's trust department in secure fireproof facilities;

          (v) not take any action or omit to take early action with respect to any Mortgage File as would constitute bad faith, willful misfeasance or negligence on the Custodian's part;

          (vi) not make early claim with respect to all or any portion of the Mortgage Files and not take or omit to take any action (other than as expressly provided herein or any written instructions from the Trustee in accordance herewith) which action or omission would permit any lien or security interest to attach thereto;

          (vii) not surrender possession of all or any portion of the Mortgage Files except in accordance herewith or otherwise to the Trustee;

          (viii) deliver all or any portion of the Mortgage Files to or at the direction of Trustee as and when directed by the Trustee in accordance herewith; and

          (ix) take all such other actions as are required and refrain from all actions prohibited by the provisions hereof.

          Notwithstanding the foregoing, if at any time the long-term debt of the Custodian assigned by either Rating Agency falls below A-, Norwest Bank Minnesota, N.A., shall resign as Custodian; and if Norwest Bank Minnesota, N.A. fails to resign as Custodian, the Trustee shall remove Norwest Bank Minnesota, N.A. as Custodian.

          SECTION 8.12.  Representations and Warranties of the Trustee.

          The Trustee hereby represents and warrants to the Servicer and the Depositor, as of the Closing Date, that:

          (i) The Trustee is a national association duly organized, validly existing and in good standing under the laws of the United States of America.

          (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

          SECTION 8.13.  Authenticating Agents.

     (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee shall act as Certificate Registrar unless it appoints a successor hereunder. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state and authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the
Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such
Authenticating  Agent  and  the  Depositor.    Upon  receiving  a  notice  of
resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

          SECTION 8.14.  Reports to the Securities and Exchange Commission.

          The Trustee shall prepare or cause to be prepared for filing with the Commission (other than the current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates) any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission, pursuant to the Securities Exchange Act of 1934, as amended and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. Fees and expenses incurred by the Trustee in connection with this Section shall not be reimbursable from the Trust Fund.

          The Servicer and the Depositor each agree to furnish promptly to the Trustee, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.


                                  ARTICLE IX

                                 TERMINATION

          SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

          Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Servicer and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase by the Depositor of all Mortgage Loans remaining in the Trust Fund at a price equal to the aggregate Purchase Price of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an Independent MAI appraiser selected by the Servicer, minus the aggregate amount of unreimbursed Advances and Servicing Advances and unpaid Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Servicer in connection with such purchase) and
(ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

          The Depositor, and if the Depositor shall have not made such election, the Servicer may make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph by giving written notice to the Trustee and the Servicer no later than 60 days prior to the anticipated date of purchase; provided, however, that the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than or equal to 10% of the aggregate Cut-off Date Balance of the Mortgage Loans.

          Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) in the event such notice is given in connection with the Depositor's or the Servicer's purchase of the Mortgage Loans and each REO Property, not earlier than the 15th day and not later than the 30th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Depositor's or Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Depositor or the Servicer, as applicable, shall deposit in the Distribution Account not later than the last Business Day of the Unscheduled Collection Period relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officer's Certificate to the effect that such final deposit has been made, the Trustee shall release, or cause the Custodian to release, to the Depositor or the Servicer, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans.

          Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Paying Agent shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered, if not in connection with the Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Depositor's or the Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Depositor's or the Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for both Loan Groups for the final Distribution Date shall be allocated pursuant to
Sections 4.01(a) and (c) hereof. Any funds not distributed on such Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section
9.01 and Section 4.01(f).

          SECTION 9.02.  Additional Termination Requirements.

          (a) In the event the Depositor or the Servicer purchases all of the Mortgage Loans remaining in the Trust Fund as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Depositor or the Servicer, as applicable, obtains at its own expense and delivers to the Trustee an Opinion of Counsel, addressed to the Securities Administrator and the Trustee, to the effect that the failure of the Trust Fund to comply with the requirements of this Section
9.02 will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee on behalf of the Trust Fund shall adopt a plan of complete liquidation of the Trust Fund, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Depositor or the Servicer, as applicable, and delivered to the Trustee;

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Depositor or the Servicer, as applicable, for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Certificates all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

          (b) The Trustee shall prepare the documentation required in connection with the adoption of a plan of liquidation of the Trust Fund pursuant to this Section 9.02.

          (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to adopt a plan of complete liquidation of the Trust Fund, which authorization shall be binding upon all successor Certificateholders.


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01.  Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) alter the obligation of the Servicer to make Advances without the consent of the Holders of all Certificates, (iii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) and (ii) without the consent of the Holders of all Certificates of such Class, or (iv) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01, Certificates registered in the name of the Depositor, the Servicer or any Affiliate of the Depositor or the Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i), (ii) and
(iv) of this paragraph affecting such Certificates.

          (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Servicer shall consent to any amendment to this Agreement unless the Trustee and the Servicer shall each have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (d)  Promptly  after the  execution  of  any  such  amendment,  the
Trustee   shall  furnish  a  statement   describing  the  amendment  to  each
Certificateholder.

          (e) It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

          (g)  The cost of any Opinion of Counsel to be delivered pursuant to
Section 10.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Servicer requests any amendment of this Agreement and such amendment does not solely benefit the Servicer, the Servicer shall be entitled to withdraw the cost of any Opinion of Counsel required pursuant to Section 10.01(a) or (c) out of the Collection Account.

          SECTION 10.02.  Recordation of Agreement; Counterparts.

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (the cost of which shall, at the direction of the Trustee, be paid out of the Collection Account pursuant to Section 3.06(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Limitation on Rights of  Certificateholders.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.04.  Governing Law.

          This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 10.05.  Notices.

          Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, Morgan Stanley Capital I Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10039, Attention: President, telecopy number: (212) 761-0747; (ii) in the case of the Servicer, NOVUS Financial Corporation, 2500 Lake Cook Road, Riverwoods, Illinois 60015,
Attention: Thomas M. Goldstein, Senior Vice President - Finance, telecopy number: (847) 405-4733, and Attention: Thomas F. White, Vice President and Assistant General Counsel, telecopy number: (847) 405-4973; (iii) in the case of the Trustee, Norwest Bank Minnesota, National Association, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust - Morgan Stanley 1998-1, telecopy number: (612) 667-3539, with copy to Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Morgan Stanley 1998-1, telecopy number:
(410) 884-23630 and (iv) in the case of the Rating Agencies, (A) Standard & Poor's Rating Services, 26 Broadway, New York, New York 10004, Attention:
Mortgage Surveillance Group, telecopy number: 212-412-0224, and (B) Fitch Information Services, Inc., 1201 East 7th Street, Powell, Wyoming 82435,
Attention: Residential Mortgage Surveillance, telecopy number: 307-754-3274; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

          SECTION 10.06.  Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07.  Grant of a Security Interest.

          The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other loan principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments in Full received prior to the Cut-off Date), all amounts held from time to time in the Collection Account and, if established, the REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 substantially in the form attached as Exhibit E hereto in all appropriate locations in the State of New York and the State of Delaware promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 10.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

          SECTION 10.08.  Successors and Assigns.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

          SECTION 10.09.  Article and Section Headings.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          SECTION 10.10.  Notices to Rating Agencies.

          (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

          (i)  any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default that has not been cured;

          (iii) the resignation or termination of the Servicer or the Trustee;

          (iv) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Servicer;

          (v) the repurchase of Mortgage Loans pursuant to Section 2.04(a) or 2.04(b);

          (vi) the final payment to any Class of Certificateholders;

          (vii)     any  change  in   the  location  of  the   Collection  or
     Distribution Account; and

          (iv) any determination by the Servicer that a Servicing Advance or Advance constitutes (or would, if made, constitute) a Nonrecoverable Servicing Advance or a Nonrecoverable Advance, as the case may be.

          (b) The Servicer shall promptly furnish to the Rating Agencies copies of the following:

          (i)  each of  its annual statements  as to compliance  described in
     Section 3.16; and

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.17.

          SECTION 10.11. Trustee's  Duties with  Respect to   Compliance with
                         Certain REMIC Provisions.

          (a) The parties intend that the REMIC Assets, as defined herein, shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) for the Trust Fund and the REMIC Assets and for the Tax Matters Person, and that in such capacities it shall: (i) to the extent the affairs of the Trust Fund are within its control, conduct the affairs of the Trust Fund at all times so as to maintain the status of the REMIC Assets as a REMIC under the REMIC Provisions and not take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Assets; (ii) prepare, or cause to be prepared, and, upon execution by the Trustee, file an annual Tax Return using a calendar year as the taxable year for the REMIC Assets;
(iii) in the first such federal Tax Return, make, or cause to be made, an election satisfying the requirements of the REMIC Provisions, on behalf of the REMIC Assets, to be treated as a REMIC; (iv) prepare, or cause to be prepared, and, upon execution by the Trustee if necessary, forward to the Certificateholders all information reports or Tax Returns required with respect to the Trust Fund as and when required to be provided to the Certificateholders and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation, information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the Prepayment Assumption; (v) upon reasonable compensation (payable by the Servicer), make available information necessary for the application of any tax imposed (A) on transferors of residual interests to Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization; (vi) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or Tax Returns; (vii) determine and perform all withholding obligations imposed under federal, state or local tax laws with respect to distributions to Certificateholders, including without limitation, any "back-up" withholding or withholding of taxes on distributions to non- resident alien individuals and foreign corporations; (viii) not cause the REMIC to incur any federal, state or local income, franchise, prohibited transaction, contribution or other taxes (including without limitation, any tax on "net income from foreclosure property," as defined in Section 860G(c)(2) of the
Code); (ix) in a timely manner pay the amounts of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions, including without limitation (A) "prohibited transaction" taxes as defined in
Section  860F of the Code if, when and  as the same shall be due and payable,
(B) any tax on contributions to the Trust Fund after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, which taxes shall be paid by the Servicer out of its own funds without any right of reimbursement from Certificateholders or the Trust Fund if and to the extent that the imposition of such taxes resulted from the failure by the Trustee to comply with the terms of this Agreement or by reason of misfeasance, bad faith or negligence on the part of the Trustee in the performance of its duties under this Agreement (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (x) as and when necessary and appropriate, represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment (if appropriate) as to any taxable year of the Trust Fund, and, if in the best economic interest of the Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund; (xi) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 10.11, including without limitation providing all notices and other information to the Internal Revenue Service and to the Holders of the Class R Certificates required of the Tax Matters Person pursuant to subtitle F of the Code and the regulations promulgated thereunder; and (xii) file all federal income tax information reports or returns related to servicing the Mortgage Loans, such as Forms 1098 and 1099A, and perform any related tax withholding obligations with respect to the Mortgage Loans or the operation or disposition of real property acquired in foreclosure. The Trustee shall be entitled to reimbursement out of the Collection Account for all reasonable and necessary "out of pocket" costs and expenses incurred in connection with the performance of its duties under clause (a)(ix) above, except to the extent such costs and expenses arise out of or result from the failure of the Trustee to perform its duties under this paragraph or the misfeasance, bad faith or negligence of the Trustee in performing such duties. The reimbursement of the Trustee pursuant to the immediately preceding sentence shall be prior in right to all other withdrawals from the Collection Account.

          (b) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for purposes of calculating any original issued discount on the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

          (c) Notwithstanding any other provisions of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income on behalf of the REMIC Assets with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Servicer has advised the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of the REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of tax upon such REMIC.

          (d) The Servicer shall make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Servicer shall dispose of any REO Property before the end of the third calendar year after the year of its acquisition by the Trust Fund unless the Trustee has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC. If the Trustee has received such an extension, then the Trustee, or the Servicer acting on behalf of the Trustee hereunder, shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Trustee has not received such an extension and the Trustee, or the Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Trustee has received such an extension, and the Trustee, or the Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonable designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

     MORGAN STANLEY CAPITAL I INC.
     Depositor



     By:  /s/ David R. Warren
          ------------------------------
     Name: David R. Warren
           -----------------------------
     Title: President
            ----------------------------


     NOVUS FINANCIAL CORPORATION
     Seller and Servicer



     By:  /s/ Thomas M. Goldstein
          ------------------------------
     Name: Thomas M. Goldstein
           -----------------------------
     Title: Senior Vice President
            ----------------------------


     NORWEST BANK MINNESOTA, N.A.
     Trustee

     By:  /s/ Peter J. Masterman
          ------------------------------
     Name: Peter J. Masterman
           -----------------------------
     Title: Vice President
            ----------------------------



                                  EXHIBIT A

                        FORM OF CLASS ( ) CERTIFICATE


(SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF __% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____________ OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE. THE YIELD TO MATURITY IS __% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____________ PER $1,000 OF INITIAL CERTIFICATE BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESEN-TATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.)

(SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

TRANSFER OF THIS CLASS ( ) CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH HEREIN. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS ( ) CERTIFICATE TO A DISQUALIFIED ORGANIZATION (AS DEFINED HEREIN) OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR TO A NON-UNITED STATES PERSON (AS DEFINED HEREIN), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.)

(THIS CLASS ( ) CERTIFICATE IS SUBORDINATE TO THE CLASS ( ) CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.)

(THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY
RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.)

(NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.)

                 CLASS ( ) MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of mortgage loans formed and sold by


                        MORGAN STANLEY CAPITAL I INC.

Series 1998-1                                             (Original Class ( )
Balance:
                                                          $_________________)

(Certificate
Rate:  ______________)

(On a Notional Amount)

Date of Pooling and Servicing                       (Initial Certificate
Agreement:   March 1, 1998                          Balance of this Class ( )
                                                    Certificate as of the
                                                    Issue Date:
Cut-off Date:  March 1, 1998                        $_______________________)
Issue Date:  March 30, 1998                       (Percentage Interest:____%)

First Distribution Date:
April 25, 1998

Servicer:                                           Trustee:
NOVUS Financial Corporation                      Norwest Bank Minnesota, N.A.

No.______

THIS CERTIFICATE DOES NOT REPRESENT  AN OBLIGATION OF OR INTEREST IN
MORGAN  STANLEY CAPITAL  I  INC. OR  ANY  OF ITS  AFFILIATES.   NEITHER  THIS
CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

(DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, A PORTION OF THE INTEREST ACCRUED IN RESPECT OF THIS CERTIFICATE FROM TIME TO TIME MAY NOT BE PAYABLE CURRENTLY BUT MAY INSTEAD BE ADDED TO THE CERTIFICATE BALANCE HEREOF AS SET FORTH HEREIN.) ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE (MORE OR) LESS THAN THE AMOUNT SHOWN ABOVE.)

          This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Class ( ) Certificate (obtained by dividing the Initial Certificate Balance of this Class ( ) Certificate as of the Issue Date by the Original Class ( ) Balance) in that certain beneficial ownership interest evidenced by all the Class ( ) Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), NOVUS Financial Corporation (hereinafter called the "Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, N.A. (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class ( ) Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class ( ) Certificate will be made by the Servicer by wire transfer in immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Servicer with wiring instructions no less than five Business Days prior to the Record Date for such distribution (or, in the case of the distribution on the First Distribution Date, no later than the Closing Date) and is the registered owner of Certificates the aggregate initial Certificate Balance of which is at least $__________, or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Registrar. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Certificate Registrar or such other location as may be specified in such notice.

     (This Certificate is subordinate in right of distribution to the Class ( ), Class ( ) and Class ( ) Certificates as set forth in the Agreement. The Holders of the Class ( ) Certificates are entitled to receive on any Distribution Date only that portion of the Available Distribution Amount not required to be distributed on the Class ( ), Class ( ) and Class ( ) Certificates.)

     With respect to each Distribution Date, the Class ( ) Certificates will accrue thirty days' interest at the Certificate Rate for such Distribution Date on the (Class ( ) Balance) (Notional Amount) outstanding immediately prior to such Distribution Date, net of the Class ( ) Certificates' allocable share of certain interest shortfalls resulting from principal prepayments on the Mortgage Loans which interest shortfalls are not otherwise covered as provided under the Agreement. (The Certificate Rate with respect to any Distribution Date is the rate per annum equal to _____, expressed as a percentage and rounded to decimal places).

     (A portion of the interest accrued in respect of the Class ( ) Certificates for any Distribution Date will not be payable currently but will instead be added to the Class ( ) Balance on such Distribution Date in the event that the Mortgage Loans have experienced negative amortization during the related Due Period. The portion of interest to be so added to the Class
( ) Balance will equal the Class ( ) Certificates' allocable share of such aggregate negative amortization in respect of the Mortgage Loans.)

     (As more specifically set forth in the Agreement, the Class ( ) Balance shall equal the Original Class ( ) Balance as adjusted from time to time on each Distribution Date to reflect any interest added thereto as contemplated by the immediately preceding paragraph and any distributions of principal in respect of the Class ( ) Certificates. Following the First Distribution Date specified above, the Certificate Balance of this Certificate will equal the product of the Percentage Interest evidenced by this Certificate and the Class ( ) Balance.)

     (This Certificate is senior in right of distribution to the Class ( ), Class ( ) and Class ( ) Certificates as set forth in the Agreement.)

     (The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Assets, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the CERTIFICATE ACCOUNT may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Assets.)

     (Any distribution to the Holder of this Certificate in reduction of the Certificate Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.)

     The Class ( ) Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class ( ) Certificates are exchangeable for new Class ( ) Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     (No transfer of any Class ( ) Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (a) if such transfer is of Class ( ) Certificate and is purportedly made in reliance on Rule 144A under the 1933 Act, a certificate from the Certificateholder desiring to effect such transfer substantially in the form of Exhibit C-1 to the Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit C-2 to the Agreement; and (b) in all other cases, (i) except as otherwise set forth in the Agreement, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C-3 to the Agreement and (iii) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit C-4 hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class ( ) Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class ( ) Certificate without registration or qualification. Any Class ( ) Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.)

     (No transfer of a Class ( ) Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class ( ) Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class ( ) Certificate to certify that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class ( ) Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.)

     (No transfer of any Class ( ) Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Class ( ) Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit D-1 to the Agreement, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class ( ) Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Class ( ) Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor  substantially  in  the  form  attached  as  Exhibit  D-2  to  the
Agreement, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Class ( ) Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class ( ) Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class ( ) Certificate. If any purported transfer of a Class ( ) Certificate shall be in violation of the provisions of Section 5.02(d) of the Agreement, as described in this paragraph, then the prior Holder of the Class ( ) Certificate purportedly transferred shall, upon discovery that the transfer of such Class ( ) Certificate was not in fact permitted by Section 5.02(d) of the Agreement, be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee and the Servicer shall be under no liability to any Person for any registration of transfer of a Class ( ) Certificate that is not permitted by Section 5.02(d) of the Agreement or for making payments due on such Class ( ) Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of the Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Class ( ) Certificate that was in fact not a permitted transferee under Section 5.02(d) of the Agreement at the time it became a Holder all payments made on such Class ( ) Certificate. The Holder of a Class ( ) Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Class ( ) Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.)

     (A Disqualified Organization is any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the
Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by a governmental unit. A Non-United States Person is a Person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.)

     No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Servicer and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Asset remaining in the Trust Fund, and (ii) the purchase by the Servicer at a price determined as provided in the Agreement from the Trust Fund of all Mortgage Loans and all other assets of the Trust Fund. The Agreement permits, but does not require, the Servicer to purchase from the Trust Fund all Mortgage Assets and all other assets of the Trust Fund. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Assets at the time of purchase being less than (10%) of the aggregate Cut-off Date Balance of the Mortgage Loans.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances(, including any amendment necessary to maintain the status of the Trust Fund as a REMIC,) without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     The recitals contained herein and in the Agreement, other than the Certificate of Authentication, shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Agreement (other than as to the due authorization, execution and delivery thereof by it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor or the Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Servicer, and accepted by the Trustee in good faith, pursuant to the Agreement.

     This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.


Dated:



                                   ------------------------------
                                   as Trustee


(SEAL)                             By:
                                        -------------------------
                                           Authorized Officer


                        CERTIFICATE OF AUTHENTICATION


     This is one of the Class ( ) Certificates referred to in the within-mentioned Agreement.



                                   ------------------------------
                                   as Certificate Registrar


                                   By:
                                        -------------------------
                                        Authorized Signatory




                                  EXHIBIT B

                         FORM OF CUSTODIAL AGREEMENT





                                 EXHIBIT C-1

                        FORM OF TRANSFEROR CERTIFICATE
                        PURSUANT TO SECTION 5.02(b)(i)


                                                                    , 19_
                                                  -----------------

(CERTIFICATE REGISTRAR)


     Re:  Morgan Stanley Capital I Inc., Mortgage
          Pass-Through Certificates, Series 1998-1, Class ( )
          ---------------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ______________________ (the "Transferor") to _________________________
(the "Transferee") of a Certificate evidencing a ___% Percentage Interest in the captioned Class of Certificates (the "Certificate"), pursuant to Section
5.02 of the Pooling  and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of March 1, 1998, among  Morgan  Stanley   Capital  I
Inc., as  depositor, NOVUS  Financial Corporation, as  seller and servicer,
and Norwest  Bank Minnesota,  N.A., as trustee.   All  terms used herein  and
not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person by means of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising, or in any manner which would constitute a distribution under the Securities
     Act of 1933 (the "1933 Act") or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.


                                   ------------------------------
                                   (Transferor)


                                   By:
                                       --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------



                                 EXHIBIT C-2

                        FORM OF TRANSFEREE CERTIFICATE
                        PURSUANT TO SECTION 5.02(b)(i)


                                                                        , 19_
                                                    ------------------
(CERTIFICATE REGISTRAR)


     Re:  Morgan Stanley Capital I Inc., Mortgage
          Pass-Through Certificates, Series 1998-1, Class ( )
          ---------------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate evidencing a ___% Percentage Interest in the captioned Class of Certificates (the "Certificate"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of March 1, 1998, among  Morgan  Stanley  Capital   I  Inc.,  as
depositor,  NOVUS   Financial Corporation, as  seller and  servicer, and
Norwest Bank Minnesota, N.A., as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding (a) the Certificate and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and
     Servicing Agreement, and  (d)  any   credit  enhancement   mechanism
     associated with the  Certificate, that it has requested.



                                   ------------------------------
                                   (Transferee)


                                   By:
                                       --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------



                                                     ANNEX 1 TO EXHIBIT C-2
                                                     ----------------------

--------------------

     /F1/ Buyer  must own  and/or invest  on a  discretionary basis  at least
          $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

     (For Transferees Other Than Registered Investment Companies)

     The undersigned hereby certifies as follows to (name of Transferor) and ____________________________, as Certificate Registrar, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive Officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $10,000,000/F1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ________  Corporation etc.  The Buyer is a corporation (other than a
               ---------------
bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
Section 501(c)(3) of the Internal Revenue Code.

     ________  Bank.  The Buyer (a) is a national bank or banking institution
               ----
organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
            ----------------------------------

     ________  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                                    ----------------------------------

               Broker-Dealer.  The Buyer is a dealer registered pursuant to
     --------  -------------
Section 15 of the Securities Exchange Act of 1934.

     ________  Insurance Company.  The Buyer is an insurance company whose
               -----------------
primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ________  State or Local Plan.  The Buyer is a plan established and
               -------------------
maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ________  ERISA Plan.  The Buyer is an employee benefit plan within the
               ----------
meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ________  Investment Adviser.  The Buyer is an investment adviser
               ------------------
registered under the Investment Advisers Act of 1940.

     ________  Small Business Investment Company.  The Buyer is a small
               ---------------------------------
business   investment   company   licensed  by   the   U.S.   Small  Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ________  Business Development Company.  The Buyer is a business
               ----------------------------
development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     3.   The term  "securities" as used herein does not include (i)
                     ----------                 ----------------
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (v) repurchase agreements, (vi) securities owned not subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                         -----------------------------------
                         Print Name of Transferee

                         By:
                              ------------------------------
                         Name:
                                ----------------------------
                         Title:
                                 ---------------------------

                                   Date: _________________



                                                     ANNEX 2 TO EXHIBIT C-2
                                                     ----------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

          (For Transferees That Are Registered Investment Companies)


     The undersigned hereby certifies as follows to (name of Transferor) (the
"Transferor") and                       , as Certificate Registrar, with
                  ----------------------
respect  to  the  mortgage   pass-through  certificate  (the   "Certificate")
described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

     2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

_______   The Transferee owned $              in securities (other than the
                                -------------
excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A).

_______   The Transferee  is part of  a Family of Investment  Companies which
          owned in the aggregate $              in securities (other than the
                                  -------------
excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A).

     3.   The term "Family of Investment Companies" as used herein means two
                    ------------------------------
or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4.   The term "securities" as used herein does not include (i)
                    ----------
securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

     6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                         -----------------------------------
                         Print Name of Transferee or Adviser

                         By:
                              ------------------------------
                         Name:
                                ----------------------------
                         Title:
                                 ---------------------------



                         IF AN ADVISER:


                         ----------------------------------
                         Print Name of Transferee

                         Date:
                                ---------------------------



                                 EXHIBIT C-3

                        FORM OF TRANSFEROR CERTIFICATE
                      PURSUANT TO SECTION 5.02(b)(ii)(B)


                                                                        , 19_
                                                  --------------------


(CERTIFICATE REGISTRAR)


     Re:  Morgan Stanley Capital I Inc.
          Mortgage Pass-Through Certificates,
          Series 1998-1, Class ( )
          ----------------------------------


Ladies and Gentlemen:


     In connection with the sale by                       (the "Seller") to
                                    ---------------------
                          (the "Purchaser") of    % Percentage Interest of
-------------------------                      ---
Mortgage Pass-Through Certificates, Series 1998-1, Class (__) (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), NOVUS Financial Corporation, as seller and servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, you, that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                   Very truly yours,


                                   -----------------------------
                                   (Seller)

                                   By:
                                        ------------------------
                                   Name:
                                          ----------------------
                                   Title:
                                           ---------------------



                                 EXHIBIT C-4

                        FORM OF TRANSFEREE CERTIFICATE
                      PURSUANT TO SECTION 5.02(b)(ii)(C)


                                                                       , 19__
                                                     ----------------

(CERTIFICATE REGISTRAR)


     Re:  Morgan Stanley Capital I Inc.
          Mortgage Pass-Through Certificates,
          Series 1998-1, Class ( )
          ----------------------------------


Ladies and Gentlemen:

                                     (the "Purchaser") intends to purchase
     -------------------------------
from                              (the "Seller") a    % Percentage Interest
     ----------------------------                  ---
of Mortgage Pass-Through Certificates, Series 1998-1, Class (__) (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998 among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), NOVUS Financial Corporation, as seller and servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to you that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates,
     (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) (a copy of the Private Placement Memorandum,
     dated                   , 19__, relating to the Certificates, (b)) a
           ------------------
     copy of the Pooling and Servicing Agreement and (b) (c) such other information concerning the Certificates, the Mortgage Assets and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the
     Certificates.   The Purchaser has had any questions arising from such
     review answered by the Depositor or the Seller to the satisfaction of the Purchaser. (If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.)

          5. The Purchaser has not and will not nor has it authorized nor will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
     (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          6. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the company and the Servicer, to the effect that the purchase and holding of a Certificate by, or on behalf of or with "plan assets" of any employee benefit plan would not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the company, the Servicer or the Trustee to any obligation or liability (including liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability. The Purchaser understands that under current law such an opinion cannot be rendered.


                         Very truly yours,


                         ---------------------------------------

                         By:
                              ----------------------------------
                         Name:
                                --------------------------------
                         Title:
                                 -------------------------------




                                 EXHIBIT D-1

                          FORM OF TRANSFER AFFIDAVIT
                        PURSUANT TO SECTION 5.02(d)(i)



STATE OF       )
               ) ss.:
COUNTY OF      )


     (NAME OF OFFICER), being first duly sworn, deposes and says that:

     1. He is the (Title of Officer) of (Name of Owner) (the record or beneficial owner (the "Owner") of Morgan Stanley Capital I Inc., Mortgage
Pass-Through Certificate, Series 1998-1, Class R, No.       (the "Class R
                                                     ------
Certificate")), a                      duly organized and existing under the
                  --------------------
laws of (the State of              ) (the United States), on behalf of which
                      -------------
he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificate was issued.

     2. The Owner (i) is and will be a "Permitted Transferee" as of (date of transfer) and (ii) is acquiring the Class R Certificate for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

     3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificate to disqualified organizations under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Class R Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false.

     4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificate if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. The Owner is aware that it cannot transfer the Class R Certificate unless the transferee, or the transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.

     6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class ( ) Certificate will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

     7.   The Owner's taxpayer identification number is ___________________.

     8. No purpose of the Owner relating to its purchase of a Class R Certificate is or will be to impede the assessment or collection of any tax.

     9. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Class R Certificate remains outstanding.

     10. The Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificate remains outstanding.

     11. No purpose of the Owner relating to any sale of any Class R Certificate will be to impede the assessment or collection of any tax.

     12.  The Owner is not a Non-United States Person.


     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its (Title of Officer) and its Corporate Seal to be hereunto attached, attested
by its (Assistant) Secretary, this      day of                 , 199_.
                                   ----        ----------------


                              (NAME OF OWNER)


                              By:
                                   -----------------------------
                                        (Name of Officer)
                                        (Title of Officer)


(Corporate Seal)

ATTEST:


----------------------
(Assistant) Secretary


Personally appeared before me the above-named (Name of Officer), known or proved to me to be the same Person who executed the foregoing instrument and to be the (Title of Officer) of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and Sworn before me this ____ day of 199_.


                              ----------------------------------
                              NOTARY PUBLIC

                              COUNTY OF
                                        ------------------------
                              STATE OF
                                       -------------------------
                              My Commission expires the
                                   day of                , 19__.
                              ----        ---------------



                                 EXHIBIT D-2

                        FORM OF TRANSFEROR CERTIFICATE
                       PURSUANT TO SECTION 5.02(d)(ii)

                                                                       , 19__
                                                    -----------------

(CERTIFICATE REGISTRAR)


     Re:  Morgan Stanley Capital I Inc., Mortgage
          Pass-Through Certificates Series 1998-1, Class R
          ------------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by
                                                                        ---
               (the "Transferor") to                           (the
--------------                       -------------------------
"Transferee") of a Class R Certificate evidencing a    % Percentage Interest
                                                    ---
in the  captioned  Class of  Certificates  (the "Certificate"),  pursuant  to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998, among Morgan Stanley Capital I Inc., as depositor, NOVUS Financial Corporation, as seller and servicer, and Norwest Bank Minnesota, N.A., as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with you, as Certificate Registrar, that:

     1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit D-1. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has no actual knowledge that the proposed Transferee is a Disqualified Organization.

                              Very truly yours,

                              (Transferor)

                              By:
                                   -----------------------------
                              Name:
                                     ---------------------------
                              Title:
                                      --------------------------



                                  EXHIBIT E

                                FORM OF UCC-1


                                  EXHIBIT A

     This Schedule A is attached to and incorporated in a financing statement pertaining to MORGAN STANLEY CAPITAL I INC., as Depositor (referred to as the "Debtor" for the purpose of this financing statement only), and Norwest Bank Minnesota, N.A., as trustee for the holders of the Series 1998-1 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Debtor, NOVUS Financial Corporation, as seller and servicer (the "Servicer"), and the Secured Party, relating to the issuance of the Mortgage Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class X-1, Class X-2, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class R, Series 1998-1 (collectively, the "Series 1998-1 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created by the Pooling and Servicing Agreement, consisting of the following:

     1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans (the "Mortgage Loans") listed on Mortgage Loan Schedule 1 and Mortgage Loan Schedule 2 to the Pooling and Servicing Agreement, which Mortgage Loan Schedules are attached hereto collectively as Schedule B;

     2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

     3. With respect to each Mortgage Note and each Mortgage, each other document in the related Mortgage File;

     4. With respect to each Dual Collateral Loan, the related Additional Collateral;

     5. (a) The Collection Account, the Distribution Account, the Simple Interest Reserve Funds and each Escrow Account created pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Collection Account, the Distribution Account, the Simple Interest Reserve Fund or any Escrow Account (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles
          consisting    of the   contractual right to payment, including the
          right to payments of principal and interest and the right to enforce
          such payments, from  or under   any  such investments;

     5.   All REO Property;

     6. (a) The REO Account required to be maintained by the Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations, and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any such investments;

     7. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement, transferred to the Trust Fund and to be serviced by the Servicer; and

     8.   All  income,  payments,  products  and  proceeds  of  any  of   the
          foregoing, together with any additions thereto or substitutions therefor.

     THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER DOCUMENTS IN THE RELATED MORTGAGE FILES EVIDENCED BY THE CERTIFICATES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER DOCUMENT IN A MORTGAGE FILE. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, PERMITTED INVESTMENTS) SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT) IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE SUCH PAYMENTS, ARISING FROM OR UNDER ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING, WITHOUT LIMITATION, ANY PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.



                                  EXHIBIT F

                             REQUEST FOR RELEASE


To:  Norwest Bank Minnesota, N.A.
     1015 10th Avenue S.E.
     Minneapolis, Minnesota 55414

                    Date___________________

     In connection with the administration of the Mortgage Files held by you as Trustee, under a certain Pooling and Servicing Agreement dated as of March 1, 1998 by and among Morgan Stanley Capital I Inc. as Depositor, NOVUS Financial Corporation, as Seller and Servicer (in such capacity the "Servicer") and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below:

Mortgage Loan Number:
--------------------

Mortgagor Name, Address and Zip Code:
------------------------------------

Reason for Requesting Documents (check one):
-------------------------------

____      1.   Mortgage Paid in Full

____      2.   Foreclosure

____      3.   Substitution

____      4.   Other Liquidation

____      5.   Nonliquidation      Reason_____________________

                                   By:________________________
                                         (authorized signer)

                                   Issuer:____________________
                                   Address:___________________
                                           ___________________

                                   Date:______________________


Custodian:

Norwest Bank Minnesota, N.A.

Please acknowledge the execution of the above request by your signature and date below:

___________________________             _____________________
Signature                               Date

Documents returned to Custodian:

___________________________             ______________________
Custodian                               Date



                                  EXHIBIT G

                        FORM OF INITIAL CERTIFICATION



                                                  (date)

(DEPOSITOR)

(TRUSTEE)

     Re: Pooling and Servicing Agreement, dated as of March 1, 1998, among Morgan Stanley Capital I Inc., as Depositor, NOVUS Financial Corporation, as Seller and Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1998-1
          -------------------------------------------------


Gentlemen:

     The undersigned hereby certifies that it has reviewed the above-captioned Pooling and Servicing Agreement (the "Agreement") and, as the initial Custodian appointed pursuant thereto by the Trustee as the Trustee's agent for retaining the Mortgage Files, hereby further certifies on its own behalf and on behalf of the Trustee that it has reviewed each Mortgage File and that, as to each Mortgage Loan listed in the Mortgage Loan Schedule to the Agreement (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as Annex A as not covered by this certification), (i) all documents specified in clauses
(i) and (ii) of the definition of "Mortgage File" in the Agreement are in its possession and (ii) all documents delivered by the Depositor appear regular on their face and relate to such Mortgage Loan. The undersigned shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     Capitalized terms used but not defined herein have the respective meanings assigned in the Agreement.



                                   ------------------------------
                                   as Custodian


                                   By:
                                       --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------




                                  EXHIBIT H

                        FORM OF INTERIM CERTIFICATION


                                                  (date)


(DEPOSITOR)

(IF APPROPRIATE:  SERVICER)

(IF APPROPRIATE:  TRUSTEE)


     Re:  Pooling and Servicing Agreement, dated as of March
          1, 1998, among Morgan Stanley Capital I Inc., as Depositor, NOVUS Financial Corporation, as Seller and Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1998-1
          -------------------------------------------------------


Gentlemen:


     (TRUSTEE: In accordance with Section 2.02 of the abovecaptioned Pooling and Servicing Agreement (the "Agreement"), the undersigned, as Trustee, hereby certifies) (CUSTODIAN: The undersigned hereby certifies that it has reviewed the abovecaptioned Pooling and Servicing Agreement (the "Agreement") and, as Custodian appointed pursuant thereto by the Trustee as the Trustee's agent for retaining the Mortgage Files, hereby further certifies on its own behalf and on behalf of the Trustee) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), (i) all documents specified in the definition of "Mortgage File" in the Agreement are in its possession, (ii) it has received either a recorded original of the assignment of Mortgage specified in clause (iv) of the definition of "Mortgage File" in the Agreement or a copy of such recorded original certified by the applicable public recording office to be true and complete and (iii) all documents delivered by the Depositor have been reviewed by it and appear regular on their face and relate to such Mortgage Loan. The undersigned shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Agreement.


                                   ------------------------------
                                       as (Trustee/Custodian)

                                   By:
                                       --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------



                                  EXHIBIT I

                         FORM OF FINAL CERTIFICATION


                                                  (date)


(DEPOSITOR)

(IF APPROPRIATE:  SERVICER)

(IF APPROPRIATE:  TRUSTEE)


     Re:  Pooling and Servicing Agreement, dated as of March
          1, 1998, among Morgan Stanley Capital I Inc., as Depositor, NOVUS Financial Corporation, as Seller and Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 1998-1
          -------------------------------------------------------

Gentlemen:

     (TRUSTEE: In accordance with Section 2.02 of the abovecaptioned Pooling and Servicing Agreement (the "Agreement"), the undersigned, as Trustee, hereby certifies) (CUSTODIAN: The undersigned hereby certifies that it has reviewed the abovecaptioned Pooling and Servicing Agreement (the "Agreement") and, as Custodian appointed pursuant thereto by the Trustee as the Trustee's agent for retaining the Mortgage Files, hereby further certifies on its own behalf and on behalf of the Trustee) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), (i) all documents specified in the definition of "Mortgage File" in the Agreement are in its possession, (ii) it has received either a recorded original of the assignment of Mortgage specified in clause (iv) of the definition of "Mortgage File" in the Agreement or a copy of such recorded original certified by the applicable public recording office to be true and complete and (iii) all documents delivered by the Depositor have been reviewed by it and appear regular on their face and relate to such Mortgage Loan. The undersigned shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Agreement.


                                   ------------------------------
                                       as (Trustee/Custodian)

                                   By:
                                       --------------------------
                                   Name:
                                          -----------------------
                                   Title:
                                           ----------------------


                                            June 1, 1998


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      Morgan Stanley Capital I Inc.,
                  Mortgage Pass-Through Certificates, Series 1998-1
                  -------------------------------------------------

Ladies and Gentlemen:

     On behalf of Morgan Stanley Capital I Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, including as an exhibit the Pooling and Servicing Agreement, without Schedules I or II thereto, in connection with the above-referenced transaction.

                                             Very truly yours,

                                             /s/ Steven Z. Hodaszy
                                             ---------------------
                                              Steven Z. Hodaszy

Attachment